Exhibit 10.14
                                                                   -------------


RECORDING REQUESTED BY AND
WHEN RECORDED MAIL TO:

Charles T. Sharbaugh, Esq.
Paul, Hastings, Janofsky & Walker LLP
600 Peachtree Street, N.E., Suite 2400
Atlanta, Georgia 30308-2222

                              AMENDED AND RESTATED
                  RIGHT-OF-WAY AGREEMENT AND GRANT OF EASEMENT

        This Amended and Restated Right-of-Way Agreement and Grant of Easement (this "Agreement") is made as of May 10, 2002, by and between ENRON WIND SYSTEMS, LLC, a California limited liability company, as successor by merger to Enron Wind Systems, Inc., a California corporation, formerly known as Zond Systems, Inc., a California corporation ("EWS"), GE WIND ENERGY, LLC, a Delaware limited liability company ("GE Wind"; EWS and GE Wind are sometimes referred to individually as a "Grantor" and collectively as the "Grantors"), and ZWHC LLC, a Delaware limited liability company, as successor by merger to Zond Windsystems Holding Company, a California corporation, ZOND WINDSYSTEM PARTNERS, LTD. SERIES 85-A, a California limited partnership, and ZOND WINDSYSTEM PARTNERS, LTD. SERIES 85-B, a California limited partnership (collectively, the "Grantee").

                                    RECITALS

        A. EWS and Grantee entered into that certain Right-of-Way Agreement and Grant of Easement dated as of June 30, 1992 (the "Original Agreement"), and recorded on September 3, 1992 in the Official Records of Kern County, California ("Official Records") as Document No. 128020, at Book 6724, Page 2158, whereby EWS granted certain non-exclusive easements to Grantee.

        B. GE Wind is concurrently herewith acquiring from EWS certain real property located in Kern County, California, a portion of which is more particularly described in Exhibit A attached hereto and incorporated herein by reference (the "Headquarters Area"), and another portion of which is more particularly described in Exhibit B attached hereto and incorporated herein by reference (the "GE Access Parcels"), both portions of which are subject to the Original Agreement pursuant to the terms hereof.

        C. EWS shall continue to own in fee certain land in Kern County, California, a portion of which is more particularly described in Exhibit C attached hereto and incorporated herein by reference (the "EWS Access Parcels"; the GE Access Parcels and the EWS Access Parcels are collectively referred to herein as the "Access Parcels").

        D. Grantee is the beneficial owner of, beneficiary under deeds of trust or otherwise holds an interest in, certain leases, easements and other rights and interests (the "Project Area") situated in Kern County, California, more particularly described in Exhibit "D" attached hereto and incorporated herein by reference.

        E. Grantee currently operates electricity-generating wind turbines and conducts related operations and maintenance activities (the "Project") on the Project Area.

        F. Grantee desires to utilize the Headquarters Area and the Access Parcels for all purposes set forth in this Agreement.

        G. Grantors and Grantee desire to amend and restate the Original Agreement, as more particularly set forth herein.

        Now, therefore, in consideration of the foregoing and the covenants and agreements contained herein, the Parties hereto hereby fully amend and restate the Original Agreement as follows:

                               AGREEMENT AND GRANT

        1. Grant of Easement. For and in consideration of Ten Dollars ($10.00) and other good and valuable consideration, in hand paid, the receipt and sufficiency of which is hereby acknowledged, the Grantors do hereby GRANT, BARGAIN, SELL and CONVEY to Grantee, its successors and assigns, the following rights, interests and estates to be used for all purposes associated with the construction, operation and maintenance of the Project and the Project Area, including, but not limited to, the following:

                (a) a non-exclusive, vehicular easement via existing or future roads for ingress and egress to and from the Project Area via the Access Parcels;

                (b) a non-exclusive, vehicular easement via existing or future roads for ingress and egress to, from, and across the Headquarters Area via the Access Parcels;

                (c) a non-exclusive easement for a right-of-way for electricity transmission lines, power transfer systems and substations, poles, guys and anchors, cross arms, wires and fixtures for conveying electrical energy to be used for light, heat, power, telephone and other purposes, from Tehachapi, California to, from, over, under, on and across the Headquarters Area and the Access Parcels in the approximate area of such existing facilities; and

                (d) a non-exclusive easement for a right-of-way over, under, on and across the Headquarters Area and the Access Parcels for water and gas pipelines and other appurtenant facilities, in order to construct, inspect, maintain, operate, repair, replace and remove pipelines and appurtenant facilities, for the benefit of the Project in the approximate area of such existing facilities.

        TO HAVE AND TO HOLD to Grantee, its successors and assigns, subject to all matters of record so long as the rights and easements herein granted, or any one of them shall be used by Grantee for the purposes herein granted, with free right of ingress to and egress from the premises for the purpose of constructing, inspecting, operating, repairing, maintaining, replacing and removing the property of Grantee herein described; and EWS (but not GE Wind) hereby binds itself, its successors and assigns, to warrant and forever defend all and singular said premises unto Grantee, its successors and assigns, against every person whomsoever lawfully claiming or to claim the same or any part thereof, subject only to matters of record in Kern County, California on the date hereof.

        2. Ingress and Egress; Obstructions. Grantee shall have all of the rights and benefits necessary or desirable for the use of the rights, interests and estates herein granted, including without limitation the free right of ingress and egress to, from, on, over and across the Headquarters Area and the Access Parcels to and from the rights-of-way and easements expressly provided in
Section 1 above, and the right from time to time, with the prior written approval of (i) GE Wind with respect to the Headquarters Area and the GE Access Parcels (collectively, the "GE Area") and (ii) EWS with respect to the EWS Access Parcels, and in accordance with applicable laws to cut all trees, undergrowth and other obstructions that may injure, endanger or interfere with the use of said pipelines, power lines, water lines, roads and appurtenant facilities.

        3.      Maintenance and Repair.

                3.1 Maintenance and Repair of GE Area. For the duration of this Agreement, GE Wind shall, with respect to the GE Area, maintain the easements located in the GE Area and keep them in good and safe condition.

                3.2 Maintenance and Repair of EWS Access Parcels. For the duration of this Agreement, EWS shall, with respect to the EWS Access Parcels, maintain the easements located in the EWS Access Parcels and keep them in good and safe condition.

                3.3 Grantee's Rights. If either Grantor shall fail to fulfill its obligations to provide such maintenance and repair, Grantee may, but shall not be obligated to, upon fifteen (15) days prior written notice to such applicable Grantor, perform any necessary maintenance and repair and all amounts expended by Grantee in connection therewith shall be immediately due and owing from such Grantor to Grantee.

        4. Further Consents Not Required. Grantee or its designee shall be permitted to reasonably inspect, maintain, operate, repair and replace all of the facilities, improvements, roads, rights-of-way and easements contemplated herein without the prior consent of either Grantor except as provided for herein.

        5. Insurance Obligation. Grantee and each successor, assign and licensee of Grantee of the easements and other rights hereunder shall maintain for its own account comprehensive general liability insurance in an amount of $5,000,000 per each occurrence and in the aggregate or, in the event a greater amount becomes commercially reasonable, such other then commercially reasonable amounts covering liability occasioned by the act, omission or negligence of Grantee (or such other party) or Grantee's (or such other party's) employees, agents, contractors, visitors or licensees or the construction, installation, maintenance, alteration, repair, and use of the roadways and all other improvements within the easements, resulting in damage or loss to the Access Parcels, injury to or death of persons and damage or loss to the property of any third party. Such insurance shall be issued by an insurance company rated A-VII or better by A.M. Best Insurance Report and authorized to conduct business in the State of California and shall be endorsed to include each Grantor as an additional insured. Grantor shall be notified by the insurance company at least thirty (30) days prior to any cancellation or modification of said insurance policy (or at least ten (10) days prior to any cancellation for non-payment of premiums). Grantee shall deliver to Grantor a certificate of insurance or other evidence of Grantee's maintenance of the insurance coverage required by this Section 5 as may be reasonably requested by Grantor. Grantee shall attempt to obtain from its insurance carrier for the above required policies a waiver of subrogation endorsement.

        6. Taxes; Other Governmental Fees. Grantee shall pay all taxes and fees assessed or levied upon its improvements located on the Project Area.

        7. Physical Damage. Grantee agrees to pay for any physical damage to livestock, growing crops, timber, fences, or other improvements caused by Grantee's construction, inspection, maintenance, operation, repairing, replacement or removal of said pipelines, power lines, water lines, roads, parking areas, and appurtenant facilities.

        8. Grantors' Rights. GE Wind has a right to fully use and enjoy the GE Area except as the same may be necessary for the purposes herein granted to Grantee. GE Wind shall have the right to move, relocate or widen any such easements in GE Wind's sole discretion provided that access over and across the GE Area is provided to Grantee that is reasonably equivalent to the access provided by the easements existing as of the date hereof. EWS has a right to fully use and enjoy the EWS Access Parcels except as the same may be necessary for the purposes herein granted to Grantee. EWS shall have the right to move, relocate or widen any such easements in EWS's sole discretion provided that access over and across the EWS Access Parcels is provided to Grantee that is reasonably equivalent to the access provided by the easements existing as of the date hereof.

        9.      Encumbrance of Easements.

                9.1 Grantee's Right to Encumber. Grantee, its successors, assigns and licensees may, at any time and from time to time encumber, mortgage or hypothecate to any person or entity (herein, the "Mortgagee"), by deed of trust or mortgage or other security instrument (the "Mortgage"), all or any part of Grantee's or such other party's interest under this Agreement and the easements created hereby, without the consent of Grantor.

                9.2 Certain Rights of Mortgagee. Should Grantee or any of its successors, assigns or licensees incur any encumbrance in accordance with
Section 9.1 of
this Agreement, Grantee and the Grantors each hereby expressly stipulate and agree between themselves and on behalf of, and for the benefit of, the Mortgagee as follows:

                (a) Modifications of Agreement. They will not modify this Agreement or allow this Agreement to be modified in any way, nor terminate this Agreement (other than by way of the exercise of remedies upon a default hereunder) without the prior written consent of the Mortgagee.

                (b) Performance by Mortgagee. The Mortgagee shall have the right to do any act or thing required of Grantee under this Agreement, and any such act or thing performed by the Mortgagee shall be as effective to prevent and/or cure a default under this Agreement and/or prevent a forfeiture of any of Grantee's rights under this Agreement as if done by the Grantee itself.

                (c) Right to Cure Defaults. Should Grantee incur an encumbrance pursuant to Section 9.1 of this Agreement, before a Grantor may terminate this Agreement because of any default under or breach of the Agreement by Grantee, such Grantor agrees to give written notice of the default of breach to the Mortgagee and to give the Mortgagee thirty (30) days after service of the notice to cure such breach or default. On termination of this Agreement by a Grantor on Grantee's default, such Grantor agrees to promptly enter into a new agreement with the Mortgagee covering the estates and interests granted herein on the same terms and conditions as set forth in this Agreement. If the cure for any such default requires that Mortgagee possess the easement rights granted hereunder or foreclose or acquire Grantee's interests under this Agreement, then a Grantor shall delay the exercise of its rights to terminate this Agreement for such period or periods of time as may be reasonably necessary for such Mortgagee, with the exercise of due diligence, to foreclose or acquire Grantee's interest under this Agreement; provided that Mortgagee shall:

                            (i)   Notify Grantor of its election to proceed with
due diligence promptly to exercise its rights under its Mortgage to acquire possession of the Transmission Facilities or to foreclose the Mortgage or otherwise to foreclose or acquire the Grantee's interest in the easement rights granted hereunder; and

                            (ii)  Deliver to Grantor a written instrument duly
executed and acknowledged wherein such Mortgagee agrees that:

                                  (1) During the period that such Mortgagee or
its nominee or a receiver appointed upon application of such Mortgagee shall be in possession of the easement rights granted hereunder and/or during the pendency of any such foreclosure or other proceedings and until the interest of Grantee shall be acquired by such Mortgagee or other person, firm or corporation, as the case may be, it will pay or cause to be paid to Grantor all amounts which become due under this Agreement; and

                                  (2) If delivery of possession of the easement
rights granted hereunder shall be made to such Mortgagee or its nominee or such receiver, whether voluntarily or pursuant to foreclosure or other proceedings or otherwise, such Mortgagee shall, promptly following such delivery of possession, perform or cause such nominee to perform, as the case may be, each of the covenants and agreements herein contained on Grantee's part to be performed and observed as Grantee shall have failed to perform to the date of delivery of possession and to perform promptly after acquisition of Grantee's interests under this Agreement all other covenants and agreements Grantee shall have failed to previously perform.

If prior to any sale pursuant to any proceeding brought to foreclose the Mortgage, or if prior to the date on which Grantee's interests under this Agreement shall otherwise be foreclosed or acquired, the default in respect of which Grantor shall have given a notice shall have been remedied, then the obligation of the Mortgagee pursuant to the instrument referred to in paragraph
(ii) of this Section 9.2.(c) shall be null and void and of no further effect. Nothing herein contained shall affect the right of a Grantor, upon the subsequent occurrence of any default, to exercise any right or remedy herein reserved to a Grantor.

                (d) New Easement Agreement. In addition to and without regard to the provisions of Section 9.2(c), in case of the termination of this Agreement by reason of the happening of any bankruptcy, insolvency or appointment of a receiver in bankruptcy for Grantee, a Grantor shall, on written request of the Mortgagee, made at any time within forty (40) days after such termination, enter into a new easement agreement with such Mortgagee, or its designee, within twenty (20) days after receipt of such request, which new easement agreement shall be effective as of the date of such termination of this Agreement, upon the same terms, covenants, conditions and agreements herein contained and shall be entitled to the same priority as this Agreement and the easements created hereunder with respect to all rights, claims and encumbrances affecting the Property; provided that the Mortgagee shall (i) contemporaneously with the delivery of such request pay to a Grantor the amounts which are owing to Grantor by Grantee hereunder, as specified in a notice to such Mortgagee,
(ii) pay to Grantor at the time of the execution and delivery of such new easement agreement any and all amounts which would have been due hereunder from the date of termination of this Agreement (had this Agreement not been terminated) to and including the date of the execution and delivery of such new easement agreement, together with all expenses, including reasonable attorneys' fees, incurred by Grantor in connection with the execution and delivery of such new easement agreement, and (iii) on or prior to the execution and delivery of such new easement agreement agree in writing that promptly following the delivery of such new easement agreement, such Mortgagee or its designee will perform or cause to be performed all of the other covenants and agreements herein contained on Grantee's part to be performed to the extent that Grantee shall have failed to perform the same, prior to the date of delivery of such new easement agreement and to the extent such covenants and agreements are reasonably susceptible of performance by Mortgagee. Any such new easement agreement shall, without further consideration therefor, contain a conveyance by way of quitclaim deed from Grantor to such Mortgagee or designee of all right, title and interest, if any, that Grantor may have acquired in and to the Transmission Facilities or any other real or personal property of Grantee by virtue of such termination. Nothing herein contained shall be deemed to impose any obligation on the part of Grantor to deliver physical possession of the easement property to such Mortgagee or its designee unless Grantor at the time of the execution and delivery of such new easement agreement shall have obtained physical possession thereof.

                (e) Subrogation. No default predicated on the giving of any notice to Grantee shall be effective unless like notice in writing shall have been given to the Mortgagee, provided that Grantee shall have provided the applicable Grantor with the names and addresses of such Mortgagee(s). The Mortgagee shall have and be subrogated to any and all rights of Grantee with respect to the remedying of any default hereunder by Grantee. Grantee irrevocably authorizes and directs Grantor to accept, and Grantor shall accept, performance by the Mortgagee of any of the covenants or agreements on the Grantee's part to be performed hereunder with the same force and effect as though performed by the Grantee.

                9.3 Right to Cure; Termination. Should Grantee incur an encumbrance pursuant to Section 9.1 of this Agreement, before a Grantor may terminate this Agreement because of any default under or breach of the Agreement by Grantee, such Grantor agrees to give written notice of the default of breach to the Mortgagee and to give the Mortgagee thirty (30) days after service of the notice to cure such breach or default. On termination of this Agreement by a Grantor on Grantee's default, such Grantor agrees to promptly enter into a new agreement with the Mortgagee covering the estates and interests granted herein on the same terms and conditions as set forth in this Agreement.

        10. Oral Representations or Modifications. Any oral representations or modifications concerning this instrument shall be of no force and effect except through a subsequent modification in writing, signed by the Grantors and Grantee or their successors and assigns.

        11. Termination. In the event that Grantee should fail to use all the pipelines, power lines, water lines, roads, and appurtenant facilities or any of them located upon the premises covered hereby for any purpose associated with the construction and operation of the Project and the Project Area, for any period of twelve (12) consecutive months, then, upon written notice from either Grantor to Grantee, the easements herein granted shall terminate and Grantee shall cease to use the rights and easements herein granted for such pipelines, power lines, water lines, roads, and appurtenant facilities; provided, however, that no termination shall occur without the prior written consent of the Mortgagee under any Mortgage then in effect.

        12. Successors and Assigns. This Agreement shall run with the land and shall bind and inure to the benefit of the parties hereto and to their respective successors and assigns. Upon termination of this Agreement, the parties hereto or their successors and assigns shall execute and record an instrument acknowledging the termination of this Agreement. All rights, interests and estates granted herein shall burden the Headquarters Area, and the Access Parcels, as appropriate, and shall inure to the benefit of the beneficial owner of the Project and the Project Area and its successors and assigns in title.

        13. Notices. Each notice, approval, consent, demand or request which any party desires to serve on any other party pursuant to this Agreement must be in writing and shall be deemed delivered when actually received by the party being served. Notices shall be addressed as follows:

                If to Grantee:

                ZWHC LLC
                c/o Enron Wind LLC
                1400 Smith Street
                Houston, Texas 77002
                Attention: Eric Gadd

                Zond Windsystem Partners, Ltd. Series 85-A
                c/o Enron Wind LLC
                1400 Smith Street
                Houston, Texas 77002
                Attention: Eric Gadd

                Zond Windsystem Partners, Ltd. Series 85-B
                c/o Enron Wind LLC
                1400 Smith Street
                Houston, Texas 77002
                Attention: Eric Gadd

                in each case with a copy to:

                Enron Wind LLC
                13000 Jameson Road
                Tehachapi, CA 93561
                Attention: Marion Horna

                If to EWS:
                Enron Wind Systems, LLC
                c/o Enron Wind LLC
                1400 Smith Street
                Houston, Texas 77002
                Attention: Eric Gadd

                with a copy to:

                Enron Wind LLC
                13000 Jameson Road
                Tehachapi, CA 93561
                Attention: Marion Horna

                If to GE Wind:

                GE Wind Energy, LLC
                13000 Jameson Road
                Tehachapi, CA 93561
                Attn: General Counsel

        By written notice to the other parties hereto, any party may change its address for notice.

        14. Headings. The section headings contained in this Agreement are for purposes of convenience only and shall not limit or otherwise affect the meaning herein.

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                  "EWS"

                                  ENRON WIND SYSTEMS, LLC, a California limited liability company, as successor by merger to Enron Wind Systems, Inc., a California corporation, formerly known as Zond Systems, Inc., a California corporation


                                  By:               /s/ Eric D. Gadd
                                        ----------------------------------------
                                  Name:             Eric D. Gadd
                                  Title:            Vice President

                                  "GE WIND"

                                  GE WIND ENERGY, LLC,
                                  a Delaware limited liability company


                                  By:               /s/ Kathleen Harris
                                        ----------------------------------------
                                  Name:             Kathleen Harris
                                  Title:            Secretary

                                  "GRANTEE"

                                  ZWHC LLC, a Delaware limited
                                  liability company, as successor by
                                  merger to Zond Windsystems Holding
                                  Company, a California corporation


                                  By:               /s/ John A. Lamb
                                        ----------------------------------------
                                  Name:             John A. Lamb
                                  Title:            Vice President

                                  ZOND WINDSYSTEM PARTNERS, LTD. SERIES 85-A, a California corporation

                                  By:   ZOND WINDSYSTEM MANAGEMENT LLC III, a
                                        California limited liability company, as
                                        successor by merger to Zond Windsystem
                                        Management Corporation III, a California
                                        corporation, Its General Partner

                                        ENRON WIND SYSTEMS, LLC,
                                        its sole member

                                        ENRON WIND DOMESTIC HOLDING LLC,
                                        its sole member

                                        ENRON WIND LLC,
                                        its sole member

                                        ENRON RENEWABLE ENERGY CORP.,
                                        its sole member

                                        By:             /s/ Eric D. Gadd
                                               ---------------------------------
                                        Name:           Eric D. Gadd
                                        Title:          Vice President

                                  ZOND WINDSYSTEM PARTNERS, LTD.SERIES 85-B, a California corporation limited partnership

                                  By:   ZOND WINDSYSTEM MANAGEMENT LLC IV, a
                                        California limited liability company, as
                                        successor by merger to Zond Windsystem
                                        Management Corporation IV, a California
                                        corporation, Its General Partner

                                        ENRON WIND SYSTEMS, LLC,
                                        its sole member

                                  By:   ENRON WIND DOMESTIC HOLDING LLC,
                                        its sole member

                                  By:   ENRON WIND LLC, its sole member

                                  By:   ENRON RENEWABLE ENERGY CORP. its
                                        sole member

                                        By:             /s/ Eric D. Gadd
                                               ---------------------------------
                                        Name:           Eric D. Gadd
                                        Title:          Vice President

STATE OF GEORGIA  )
                  ) ss.
COUNTY OF FULTON  )

On May 9, 2002, before me, Mary Cadden, personally appeared Eric D. Gadd, Vice President (here insert name and title of the officer), personally known to me (or proved to me on the basis of satisfactory evidence) to be person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s) or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.


Signature       /s/ Mary C. Cadden                  (Seal)
          ------------------------------------

STATE OF GEORGIA  )
                  ) ss.
COUNTY OF FULTON  )

On May 9, 2002, before me, David S. Cartee, personally appeared Kathleen Harris, Secretary (here insert name and title of the officer), personally known to me (or proved to me on the basis of satisfactory evidence) to be person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s) or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.


Signature       /s/ David S. Cartee                 (Seal)
          ------------------------------------

STATE OF GEORGIA  )
                  ) ss.
COUNTY OF FULTON  )

On May 9, 2002, before me, David S. Cartee, personally appeared John A. Lamb, Vice President (here insert name and title of the officer), personally known to me (or proved to me on the basis of satisfactory evidence) to be person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s) or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.


Signature       /s/ David S. Cartee                 (Seal)
          ------------------------------------

STATE OF GEORGIA  )
                  ) ss.
COUNTY OF FULTON  )

On May 9, 2002, before me, Mary Cadden, personally appeared Eric D. Gadd Vice President (here insert name and title of the officer), personally known to me (or proved to me on the basis of satisfactory evidence) to be person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s) or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.


Signature       /s/ Mary C. Cadden                  (Seal)
          ------------------------------------

STATE OF GEORGIA  )
                  ) ss.
COUNTY OF FULTON  )

On May 9, 2002, before me, Mary Cadden, personally appeared Eric D. Gadd and Vice President (here insert name and title of the officer), personally known to me (or proved to me on the basis of satisfactory evidence) to be person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s) or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.


Signature       /s/ Mary C. Cadden                  (Seal)
          ------------------------------------

                                    EXHIBIT A

                     LEGAL DESCRIPTION OF HEADQUARTERS AREA

                     Township 32 South, Range 34 East, MDBM

                                 Section 31: All

                             Kern County, California

                                    EXHIBIT B

                     LEGAL DESCRIPTION OF GE ACCESS PARCELS

        All GE Wind's right, title and interest, if any, in and to the following lands located in Kern County, California:

PARCEL 3:

ALL OF FRACTIONAL SECTION 33, TOWNSHIP 12 NORTH, RANGE 14 WEST, SAN BERNARDINO MERIDIAN, IN THE UNINCORPORATED AREA, COUNTY OF KERN, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF.

EXCEPT THE NORTHWEST QUARTER OF THE NORTHEAST QUARTER OF THE SOUTHEAST QUARTER OF SAID SECTION 33;

ALSO EXCEPT THE EAST HALF OF THE NORTHEAST QUARTER OF THE SOUTHEAST QUARTER OF SAID SECTION 33;

ALSO EXCEPT THE EAST HALF OF THE EAST HALF OF THE SOUTHEAST QUARTER OF THE SOUTHEAST QUARTER OF SAID SECTION 33;

PARCEL 6:

THE NORTH HALF OF SECTION 32, THE SOUTH HALF OF THE SOUTHEAST QUARTER OF
SECTION 32, THE NORTHEAST QUARTER OF THE SOUTHEAST QUARTER OF SECTION 32, EACH IN THE TOWNSHIP 32 SOUTH, RANGE 34 EAST, MOUNT DIABLO MERIDIAN, IN THE UNINCORPORATED AREA, COUNTY OF KERN, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF.

EXCEPT THAT PORTION IN DRY SALT LAKE AS SAID LAKE IS SO DESIGNATED AND SHOWN UPON THE OFFICE SURVEY OF SAID TOWNSHIP RETURNED TO THE GENERAL LAND OFFICE AT WASHINGTON, D.C. AND APPROVED BY THE SURVEYOR GENERAL OF CALIFORNIA ON MAY 14, 1856.

HILLTOP DEVELOPMENT PROPERTY:

THE WEST HALF OF THE SOUTHWEST QUARTER OF THE SOUTHWEST QUARTER OF SECTION 3, TOWNSHIP 11 NORTH, RANGE 14 WEST, SAN BERNARDINO MERIDIAN, IN THE UNINCORPORATED AREA OF THE COUNTY OF KERN, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF; AND

PARCEL A:

A NON-EXCLUSIVE EASEMENT FOR INGRESS AND EGRESS FOR ROAD AND/OR UTILITY PURPOSES, BEING 30 FEET IN WIDTH ALONG THE NORTH, SOUTH, EAST AND WEST BOUNDARIES OF THE CERTAIN REAL PROPERTY DESCRIBED AS THE SOUTHWEST QUARTER OF THE SOUTHWEST QUARTER OF SECTION 3, TOWNSHIP 11 NORTH, RANGE 14 WEST, SAN BERNARDINO MERIDIAN, ACCORDING TO THE OFFICIAL PLAT THEREOF; AND,

PARCEL B:

A NON-EXCLUSIVE EASEMENT FOR INGRESS AND EGRESS FOR ROAD AND/OR UTILITY PURPOSES, CONSISTING OF ALL THOSE RIGHTS OF ACCESS ACROSS THE PARCEL DESCRIBED AS THE EAST HALF OF THE SOUTHWEST QUARTER OF SECTION 3, TOWNSHIP 1 I NORTH, RANGE 14 WEST, SAN BERNARDINO MERIDIAN, ACCORDING TO THE OFFICIAL PLAT THEREOF; AND,

PARCEL C:

A NON-EXCLUSIVE EASEMENT FOR INGRESS AND EGRESS FOR ROAD AND/OR UTILITY PURPOSES BEING A 30 FOOT STRIP OF LAND RUNNING IN A NORTHWESTERLY DIRECTION FROM THE EXISTING COUNTY ROAD, CALLED . CAMERON CANYON COUNTY ROAD, AND RUNNING ACROSS THE SOUTHEAST QUARTER OF SAID SECTION 3 TO THE EASTERLY BOUNDARY OF THE SOUTHWEST QUARTER OF SECTION 3.

                                    EXHIBIT C

                     LEGAL DESCRIPTION OF EWS ACCESS PARCELS

        All EWS's right, title and interest, if any, in and to the following lands located in Kern County, California.

        SECTION 30, T-32-S, R-34-E, MDBM

        THE NORTHWEST QUARTER OF THE NORTHEAST QUARTER OF THE SOUTHEAST QUARTER OF SECTION 33, THE EAST HALF OF THE NORTHEAST QUARTER OF THE SOUTHEAST QUARTER OF SECTION 33, THE EAST HALF OF THE EAST HALF OF THE SOUTHEAST QUARTER OF THE SOUTHEAST QUARTER OF SECTION 33, EACH IN T-12-N, R-14-W, SBBM

        SECTIONS 35 AND 36, T-12-N, R-14-W, SBBM

        SECTIONS 2 AND 3, T-11-N, R-14-W, SBBM, EXCEPTING THEREFROM:

        THE WEST HALF OF THE SOUTHWEST QUARTER OF THE SOUTHWEST QUARTER OF
        SECTION 3, TOWNSHIP 11 NORTH, RANGE 14 WEST, SAN BERNARDINO MERIDIAN, IN THE UNINCORPORATED AREA OF THE COUNTY OF KERN, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF; AND

        PARCEL A:

        A NON-EXCLUSIVE EASEMENT FOR INGRESS AND EGRESS FOR ROAD AND/OR UTILITY PURPOSES, BEING 30 FEET IN WIDTH ALONG THE NORTH, SOUTH, EAST AND WEST BOUNDARIES OF THE CERTAIN REAL PROPERTY DESCRIBED AS THE SOUTHWEST QUARTER OF THE SOUTHWEST QUARTER OF SECTION 3, TOWNSHIP 11 NORTH, RANGE 14 WEST, SAN BERNARDINO MERIDIAN, ACCORDING TO THE OFFICIAL PLAT THEREOF; AND,

        PARCEL B:

        A NON-EXCLUSIVE EASEMENT FOR INGRESS AND EGRESS FOR ROAD AND/OR UTILITY PURPOSES, CONSISTING OF ALL THOSE RIGHTS OF ACCESS ACROSS THE PARCEL DESCRIBED AS THE EAST HALF OF THE SOUTHWEST QUARTER OF SECTION 3, TOWNSHIP 11 NORTH, RANGE 14 WEST, SAN BERNARDINO MERIDIAN, ACCORDING TO THE OFFICIAL PLAT THEREOF; AND,

        PARCEL C:

        A NON-EXCLUSIVE EASEMENT FOR INGRESS AND EGRESS FOR ROAD AND/OR UTILITY PURPOSES BEING A 30 FOOT STRIP OF LAND RUNNING IN A NORTHWESTERLY DIRECTION FROM THE EXISTING COUNTY ROAD, CALLED CAMERON CANYON COUNTY ROAD, AND RUNNING ACROSS THE SOUTHEAST QUARTER OF SAID SECTION 3 TO THE EASTERLY BOUNDARY OF THE SOUTHWEST QUARTER OF SECTION 3.

        SECTIONS 4 AND 5, T- -N, R-14-W, SBBM

                                    EXHIBIT D

                        LEGAL DESCRIPTION OF PROJECT AREA

PARCEL I:

THE WEST HALF OF LOT 2 IN THE NORTHWEST QUARTER (BEING THE NORTHWEST QUARTER OF THE NORTHWEST QUARTER) OF FRACTIONAL SECTION 3, TOWNSHIP 11 NORTH, RANGE 14 WEST, SAN BERNARDINO MERIDIAN, IN THE UNINCORPORATED AREA OF THE COUNTY OF KERN, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF.

EXCEPT A PARCEL OF LAND HAVING A LENGTH AND WIDTH OF 50 FEET LYING IN TOWNSHIP 11 NORTH, RANGE 14 WEST, SAN BERNARDINO MERIDIAN, IN THE COUNTY OF KERN, STATE OF CALIFORNIA, SAID PARCEL BEING NEAR THE COMMON BOUNDARY LINE BETWEEN THE NORTHWEST QUARTER OF SECTION 3, AND THE NORTHEAST QUARTER OF SECTION 4, IN SAID TOWNSHIP AND RANGE, AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT A 3-INCH REDWOOD POST SET AT THE CORNER COMMON TO SECTIONS 3, 4, 9 AND 10, IN TOWNSHIP 11 NORTH, RANGE 14 WEST, SAN BERNARDINO MERIDIAN, SAID CORNER BEARS SOUTH 46[DEG.] 01' 33" EAST, 3791.20 FEET, FROM THE CENTER OF AN EXISTING "H" FRAME (POLES NUMBERED 352885-E AND 352886-E) IN THE CENTER LINE OF THAT CERTAIN ELECTRIC TRANSMISSION LINE OF THE SOUTHERN CALIFORNIA EDISON COMPANY, KNOWN AS ITS "BOREL-SAUGUS 66 KV TRANSMISSION LINE" SAID EXISTING "H" FRAME BEING NORTH 17[DEG.] 58' 24" WEST, 202.94 FEET, MEASURED ALONG THE
CENTER LINE OF SAID ELECTRIC TRANSMISSION LINE, FROM AN EXISTING "H" FRAME (POLES NUMBERED 373074-E AND 373075-E); THENCE FROM SAID REDWOOD POST NORTH 00[DEG.] 56' 51" EAST, 4544.02 FEET TO THE TRUE POINT OF BEGINNING OF THIS DESCRIPTION; THENCE NORTH 59[DEG.] 04' 25" WEST, 50.00 FEET; THENCE NORTH 30[DEG.] 55' 35" EAST, 50.00 FEET; THENCE SOUTH 59[DEG.] 04' 25" EAST, 50.00
FEET; THENCE SOUTH 30[DEG.] 55' 35" WEST, 50.00 FEET; TO THE TRUE POINT OF BEGINNING, AS GRANTED TO THE SOUTHERN CALIFORNIA EDISON COMPANY, A CORPORATION, IN A DEED RECORDED DECEMBER 9, 1959 IN BOOK 3219 PAGE 109, OF OFFICIAL RECORDS.

ALSO EXCEPT -

(1) THE FOLLOWING IMPROVEMENTS ATTACHED TO OR ASSOCIATED WITH THE TEN (10) VESTAS MODEL V17 WIND TURBINE GENERATORS PURCHASED BY HELZEL AND SCHWARZHOFF, A CALIFORNIA GENERAL PARTNERSHIP, FROM ZOND SYSTEMS, INC., A CALIFORNIA CORPORATION, ON DECEMBER 20, 1988; ELECTRICAL GENERATING EQUIPMENT, THE

FOUNDATIONS, FOUNDATION BOLTS, ELECTRICAL POWER METERS, 480 VOLT POWER TRANSFER LINES AND 12KV TRANSFORMERS LOCATED ON PORTIONS OF SAID LAND.

(2) AN UNDIVIDED 2.58% INTEREST IN THE 12KV POWER TRANSFER LINES, DISCONNECT SWITCHES AND SWITCHING VAULTS KNOWN AS MONOLITH MAIN FEEDER LINE 4 AND AN UNDIVIDED 10.32% INTEREST IN THE I2KV POWER TRANSFER LINE, DISCONNECT SWITCHES AND SWITCHING VAULTS KNOWN AS MONOLITH MAIN FEEDER LINE 5. BOTH FEEDER LINES ARE LOCATED ON SAID LAND, AS CONVEYED TO HELZEL AND SCHWARZHOFF, A CALIFORNIA GENERAL PARTNERSHIP BY DEED OF IMPROVEMENTS RECORDED DECEMBER 30, 1988 IN BOOK 6195 PAGE 2290, OF OFFICIAL RECORDS.

ALSO EXCEPT -

(1) THE FOLLOWING IMPROVEMENTS ATTACHED TO OR ASSOCIATED WITH THE TEN (10) VESTAS MODEL V17 WIND TURBINE GENERATORS PURCHASED BY HELZEL AND SCHWARZHOFF, A CALIFORNIA GENERAL PARTNERSHIP, FROM ZOND SYSTEMS, INC., A CALIFORNIA CORPORATION, ON APRIL 13, 1989; ELECTRICAL GENERATING EQUIPMENT, THE FOUNDATIONS, FOUNDATION BOLTS, ELECTRICAL POWER METERS, 480 VOLT POWER TRANSFER LINES AND 12KV TRANSFORMERS LOCATED ON PORTIONS OF SAID LAND.

(2) AN UNDIVIDED 5.16% INTEREST IN THE 12KV POWER TRANSFER LINES, DISCONNECT SWITCHES AND SWITCHING VAULTS KNOWN AS MONOLITH MAIN FEEDER LINE 4 AND AN UNDIVIDED 7.74% INTEREST IN THE 12KV POWER TRANSFER LINE, DISCONNECT SWITCHES AND SWITCHING VAULTS KNOWN AS MONOLITH MAIN FEEDER LINE 5. BOTH FEEDER LINES ARE LOCATED ON PORTIONS OF SAID LAND, AS CONVEYED TO HELZEL AND SCHWARZHOFF, A CALIFORNIA GENERAL PARTNERSHIP BY DEED OF IMPROVEMENTS RECORDED APRIL 13, 1989 IN BOOK 6228 PAGE 1125, OF OFFICIAL RECORDS.

PARCEL 2:

THE EAST HALF OF THE SOUTHWEST QUARTER OF SECTION 34, TOWNSHIP 12 NORTH, RANGE 14 WEST, SAN BERNARDINO MERIDIAN, IN THE UNINCORPORATED AREA OF THE COUNTY OF KERN, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF.

EXCEPT -

(1) THE FOLLOWING IMPROVEMENTS ATTACHED TO OR ASSOCIATED WITH THE TEN (10) VESTAS MODEL V17 WIND TURBINE GENERATORS PURCHASED BY HELZEL AND SCHWARZHOFF, A CALIFORNIA GENERAL PARTNERSHIP, FROM ZOND SYSTEMS, INC., A CALIFORNIA CORPORATION,

ON DECEMBER 20, 1988; ELECTRICAL GENERATING EQUIPMENT, THE FOUNDATIONS, FOUNDATION BOLTS, ELECTRICAL POWER METERS, 480 VOLT POWER TRANSFER LINES AND 12KV TRANSFORMERS LOCATED ON PORTIONS OF SAID LAND, AND THE 12KV TRANSMISSION LINE AND DISCONNECT SWITCH LOCATED ON SAID LAND AS CONVEYED BY DEED OF IMPROVEMENTS RECORDED DECEMBER 30, 1988 IN BOOK 6195 PAGE 2290, OF OFFICIAL RECORDS.

ALSO EXCEPT AN UNDIVIDED SIX AND 43/100 PERCENT (6.43%) INTEREST IN EACH COMPONENT OF THE 12KV POWER TRANSFER LINE, DISTRIBUTION SWITCH, PADMOUNTED TRANSFORMER, CIRCUIT BREAKER AND CABLE KNOWN AS MONOLITH MAIN FEEDER LINE 6 LOCATED ON SAID LAND AS CONVEYED TO VICTORY GARDEN PHASE IV PARTNERSHIP, A CALIFORNIA GENERAL PARTNERSHIP, BY DEED OF IMPROVEMENTS RECORDED SEPTEMBER 5, 1989 IN BOOK 6286 PAGE 2200, OF OFFICIAL RECORDS.

ALSO EXCEPT ALL THE COAL AND OTHER MINERALS IN THE LANDS SO ENTERED AND PATENTED TOGETHER WITH THE RIGHT TO PROSPECT FOR, MINE AND REMOVE THE SAME PURSUANT TO THE PROVISIONS AND LIMITATIONS OF THE ACT OF DECEMBER 29, 1916 (39 STAT. 862) AS RESERVED IN PATENT RECORDED DECEMBER 17, 1921 IN BOOK 21 PAGE 35 OF PATENTS.

ALSO EXCEPT 1/2 INTEREST IN AND TO ALL OIL, GAS, ASPHALTUM AND OTHER HYDROCARBON SUBSTANCES WITHIN OR UNDERLYING SAID REAL PROPERTY ABOVE DESCRIBED, AS RESERVED BY PACIFIC STATES SAVINGS AND LOAN COMPANY, A CORPORATION, IN DEED RECORDED
MAY 3, 1948 IN BOOK 1479 PAGE 490, OF OFFICIAL RECORDS.

PARCEL 3:

THE WEST HALF OF THE SOUTHEAST QUARTER OF SECTION 34, TOWNSHIP 12 NORTH, RANGE 14 WEST, SAN BERNARDINO MERIDIAN, IN THE UNINCORPORATED AREA OF THE COUNTY OF KERN, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL FLAT THEREOF.

EXCEPT ALL THE COAL AND OTHER MINERALS IN THE LANDS SO ENTERED AND PATENTED, TOGETHER WITH THE RIGHT TO PROSPECT FOR, MINE AND REMOVE THE SAME PURSUANT TO THE PROVISIONS AND LIMITATIONS OF THE ACT OF DECEMBER 29, 1916 (39 STAT. 862) AS RESERVED IN PATENT RECORDED DECEMBER 17, 1921 IN BOOK 21 PAGE 35 OF PATENTS.

ALSO EXCEPT 1/2 INTEREST IN AND TO ALL OIL, GAS, ASPHALTUM AND OTHER HYDROCARBON SUBSTANCES WITHIN OR UNDERLYING SAID REAL PROPERTY ABOVE DESCRIBED, AS RESERVED BY PACIFIC STATES

SAVINGS AND LOAN COMPANY, A CORPORATION, IN DEED RECORDED MAY 3, 1948 IN BOOK 1479 PAGE 490, OF OFFICIAL RECORDS.

PARCEL 4:

THE WEST HALF OF THE SOUTHWEST QUARTER OF SECTION 34, TOWNSHIP 12 NORTH, RANGE 14 WEST, SAN BERNARDINO MERIDIAN, IN THE UNINCORPORATED AREA OF THE COUNTY OF KERN, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF.

EXCEPT AN UNDIVIDED 2.58% INTEREST IN THE 12KV POWER TRANSFER LINES, DISCONNECT SWITCHES AND SWITCHING VAULTS KNOWN AS MONOLITH MAIN FEEDER LINE 4 AND AN UNDIVIDED 10.32% INTEREST IN THE 12KV POWER TRANSFER LINE, DISCONNECT SWITCHES AND SWITCHING VAULTS KNOWN AS MONOLITH MAIN FEEDER LINE 5. BOTH FEEDER LINES ARE LOCATED ON SAID LAND, AS CONVEYED TO HELZEL AND SCHWARZHOFF, A CALIFORNIA GENERAL PARTNERSHIP BY DEED OF IMPROVEMENTS RECORDED DECEMBER 30, 1988 IN BOOK 6195 PAGE 2290, OF OFFICIAL RECORDS.

ALSO EXCEPT AN UNDIVIDED 5.16% INTEREST IN THE 12KV POWER TRANSFER LINES, DISCONNECT SWITCHES AND SWITCHING VAULTS KNOWN AS MONOLITH MAIN FEEDER LINE 4 AND AN UNDIVIDED 7.74% INTEREST IN THE 12KV POWER TRANSFER LINE, DISCONNECT SWITCHES AND SWITCHING VAULTS KNOWN AS MONOLITH MAIN FEEDER LINE 5. BOTH FEEDER LINES ARE LOCATED ON PORTIONS OF SAID LAND, AS CONVEYED TO HELZEL AND SCHWARZHOFF, A CALIFORNIA GENERAL PARTNERSHIP BY DEED OF IMPROVEMENTS RECORDED APRIL 13, 1989 IN BOOK 6228 PAGE 1125, OF OFFICIAL RECORDS.

ALSO EXCEPT AN UNDIVIDED SIX AND 43/100 PERCENT (6.43%) INTEREST IN EACH COMPONENT OF THE 12KV POWER TRANSFER LINE, DISTRIBUTION SWITCH, PADMOUNTED TRANSFORMER, CIRCUIT BREAKER AND CABLE KNOWN AS MONOLITH MAIN FEEDER LINE 6 LOCATED ON SAID LAND AS CONVEYED TO VICTORY GARDEN PHASE IV PARTNERSHIP, A CALIFORNIA GENERAL PARTNERSHIP, BY DEED OF IMPROVEMENTS RECORDED SEPTEMBER 5, 1989 IN BOOK 6286 PAGE 2200, OF OFFICIAL RECORDS.

ALSO EXCEPT ALL THE COAL AND OTHER MINERALS IN THE LANDS SO ENTERED AND PATENTED, TOGETHER WITH THE RIGHT TO PROSPECT FOR, MINE AND REMOVE THE SAME PURSUANT TO THE PROVISIONS AND LIMITATIONS OF THE ACT OF DECEMBER 29, 1916 (39 STAT. 862) AS RESERVED IN PATENT RECORDED DECEMBER 17, 1921 IN BOOK 21 PAGE 35 OF PATENTS.

ALSO EXCEPT 1/2 INTEREST IN AND TO ALL OIL, GAS, ASPHALTUM AND OTHER HYDROCARBON SUBSTANCES WITHIN OR UNDERLYING SAID REAL

PROPERTY ABOVE DESCRIBED, AS RESERVED BY PACIFIC STATES SAVINGS AND LOAN COMPANY, A CORPORATION, IN DEED RECORDED MAY 3, 1948 IN BOOK 1479 PAGE 490, OF OFFICIAL RECORDS.

PARCEL 5:

THE EAST HALF OF LOT 2 IN THE NORTHEAST QUARTER (BEING THE NORTHEAST QUARTER OF THE NORTHEAST QUARTER) OF FRACTIONAL SECTION 4, TOWNSHIP 11 NORTH, RANGE 14 WEST, SAN BERNARDINO MERIDIAN, IN THE UNINCORPORATED AREA OF THE COUNTY OF KERN, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF.

EXCEPT A PARCEL OF LAND HAVING A LENGTH AND WIDTH OF 50 FEET LYING IN TOWNSHIP 11 NORTH, RANGE 14 WEST, SAN BERNARDINO MERIDIAN, IN THE COUNTY OF KERN, STATE OF CALIFORNIA, SAID PARCEL BEING NEAR THE COMMON BOUNDARY LINE BETWEEN THE NORTHWEST QUARTER OF SECTION 3, AND THE NORTHEAST QUARTER OF SECTION 4, IN SAID TOWNSHIP AND RANGE, AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT A 3-INCH BY 3-INCH REDWOOD POST SET AT THE CORNER COMMON TO SECTIONS 3, 4, 9 AND 10, IN TOWNSHIP 11 NORTH, RANGE 14 WEST, SAN BERNARDINO MERIDIAN, SAID CORNER BEARS SOUTH 46[DEG.] 01' 33" EAST, 3791.20 FEET, FROM
THE CENTER OF AN EXISTING "H" FRAME (POLES NUMBERED 352885-E AND 352886-E) IN THE CENTER LINE OF THAT CERTAIN ELECTRIC TRANSMISSION LINE OF THE SOUTHERN CALIFORNIA EDISON COMPANY, KNOWN AS ITS "BOREL-SAUGUS 66 KV TRANSMISSION LINE" SAID EXISTING "H" FRAME BEING NORTH 17[DEG.] 58' 24" WEST, 202.94 FEET,
MEASURED ALONG THE CENTER LINE OF SAID ELECTRIC TRANSMISSION LINE, FROM AN EXISTING "H" FRAME (POLES NUMBERED 373074-E AND 373075-E); THENCE FROM SAID REDWOOD POST NORTH 00[DEG.] 56' 51" EAST, 4544.02 FEET TO THE TRUE POINT OF BEGINNING OF THIS DESCRIPTION; THENCE NORTH 59[DEG.] 04' 25" WEST, 50.00 FEET; THENCE NORTH 30[DEG.] 55' 35" EAST, 50.00 FEET; THENCE SOUTH 59[DEG.] 04'
25" EAST, 50.00 FEET; THENCE SOUTH 30[DEG.] 55' 35" WEST, 50.00 FEET; TO THE TRUE POINT OF BEGINNING, AS GRANTED TO THE SOUTHERN CALIFORNIA EDISON COMPANY, A CORPORATION, IN A DEED RECORDED DECEMBER 9, 1959 IN BOOK 3219 PAGE 109, OF OFFICIAL RECORDS.

ALSO EXCEPTING THEREFROM ANY AND ALL IMPROVEMENTS ASSOCIATED WITH THE 27 VESTAS MODEL V-17 WIND TURBINE GENERATORS PURCHASED BY HELZEL AND SCHWARZHOFF, FROM ZOND SYSTEMS, INC., ON DECEMBER 31, 1986; INCLUDING WITHOUT LIMITATION, ELECTRICAL GENERATING EQUIPMENT, FOUNDATIONS, POWER TRANSFER LINES, METERS AND TRANSFORMERS LOCATED ON SAID LAND, AND THE 12KV TRANSMISSION LINE FROM SAID LAND THROUGH OTHER PROPERTY AS CONVEYED TO HELZEL AND SCHWARZHOFF, A CALIFORNIA GENERAL

PARTNERSHIP, BY DEED OF IMPROVEMENTS RECORDED JULY 20, 1987 IN BOOK 6028 PAGE 866, OF OFFICIAL RECORDS.

ALSO EXCEPT AN UNDIVIDED 2.58% INTEREST IN THE 12KV POWER TRANSFER LINES, DISCONNECT SWITCHES AND SWITCHING VAULTS KNOWN AS MONOLITH MAIN FEEDER LINE 4 AND AN UNDIVIDED 10.32% INTEREST IN THE 12KV POWER TRANSFER LINE, DISCONNECT SWITCHES AND SWITCHING VAULTS KNOWN AS MONOLITH MAIN FEEDER LINE 5. BOTH FEEDER LINES ARE LOCATED ON SAID LAND, AS CONVEYED TO HELZEL AND SCHWARZHOFF, A CALIFORNIA GENERAL PARTNERSHIP BY DEED OF IMPROVEMENTS RECORDED DECEMBER 30, 1988 IN BOOK 6195 PAGE 2290, OF OFFICIAL RECORDS.

ALSO EXCEPT AN UNDIVIDED 5.16% INTEREST IN THE 12KV POWER TRANSFER LINES, DISCONNECT SWITCHES AND SWITCHING VAULTS KNOWN AS MONOLITH MAIN FEEDER LINE 4 AND AN UNDIVIDED 7.74% INTEREST IN THE 12KV POWER TRANSFER LINE, DISCONNECT SWITCHES AND SWITCHING VAULTS KNOWN AS MONOLITH MAIN FEEDER LINE 5. BOTH FEEDER LINES ARE LOCATED ON PORTIONS OF SAID LAND, AS CONVEYED TO HELZEL AND SCHWARZHOFF, A CALIFORNIA GENERAL PARTNERSHIP BY DEED OF IMPROVEMENTS RECORDED APRIL 13, 1989 IN BOOK 6228 PAGE 1125, OF OFFICIAL RECORDS.

ALSO EXCEPT ALL THE COAL AND OTHER MINERALS IN THE LANDS SO ENTERED AND PATENTED, TOGETHER WITH THE RIGHT TO PROSPECT FOR, MINE AND REMOVE THE SAME PURSUANT TO THE PROVISIONS AND LIMITATIONS OF THE ACT OF DECEMBER 29, 1916 (39 STAT. 862) AS RESERVED IN PATENT RECORDED DECEMBER 17, 1921 IN BOOK 21 PAGE 35 OF PATENTS.

ALSO EXCEPT 1/2 INTEREST IN AND TO ALL OIL, GAS, ASPHALTUM AND OTHER HYDROCARBON SUBSTANCES WITHIN OR UNDERLYING SAID REAL PROPERTY ABOVE DESCRIBED, AS RESERVED BY PACIFIC STATES SAVINGS AND LOAN COMPANY, A CORPORATION, IN DEED RECORDED
MAY 3, 1948 IN BOOK 1479 PAGE 490, OF OFFICIAL RECORDS.

PARCEL 6:

THE WEST HALF OF LOT I IN THE NORTHEAST QUARTER (BEING THE SOUTHWEST QUARTER OF THE NORTHEAST QUARTER) OF SECTION 4, TOWNSHIP 11 NORTH, RANGE 14 WEST, SAN BERNARDINO MERIDIAN, IN THE UNINCORPORATED AREA OF THE COUNTY OF KERN, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF.

EXCEPTING THEREFROM ANY PORTION THEREOF LYING WITHIN THAT PORTION OF SECTION 4 DESCRIBED AS FOLLOWS: BEGINNING AT A POINT WHICH BEARS NORTH 37[DEG.] 34' 25" WEST, A DISTANCE OF 3298.49 FEET FROM

THE SOUTHEAST CORNER OF SAID SECTION 4, AND RUNNING THENCE SOUTH 39[DEG.] 41' 00" WEST, A DISTANCE OF 300 FEET; THENCE NORTH 50[DEG.] 19' 00" WEST, A DISTANCE OF 300 FEET; THENCE NORTH 39[DEG.] 41' 00" EAST, A DISTANCE OF 300 FEET; THENCE SOUTH 50[DEG.] 19' 00" EAST A DISTANCE OF 300 FEET TO THE POINT OF BEGINNING, AS GRANTED TO THE PACIFIC TELEPHONE AND TELEGRAPH COMPANY, A CORPORATION, IN A DEED RECORDED AUGUST 26, 1958 IN BOOK 2998 PAGE 115, OF OFFICIAL RECORDS.

ALSO EXCEPTING THEREFROM THE 12KV TRANSMISSION LINE FROM OTHER PROPERTY THROUGH SAID LAND PURCHASED BY HELZEL AND SCHWARZHOFF FROM ZOND ON DECEMBER 31, 1986, AS CONVEYED TO HELZEL AND SCHWARZHOFF, A CALIFORNIA GENERAL PARTNERSHIP, BY DEED OF IMPROVEMENTS, RECORDED JULY 20, 1987 IN BOOK 6028 PAGE 866, OF OFFICIAL RECORDS.

ALSO EXCEPT -

(1) THE FOLLOWING IMPROVEMENTS ATTACHED TO OR ASSOCIATED WITH THE TEN (10) VESTAS MODEL V17 WIND TURBINE GENERATORS PURCHASED BY HELZEL AND SCHWARZHOFF, A CALIFORNIA GENERAL PARTNERSHIP, FROM ZOND SYSTEMS, INC., A CALIFORNIA CORPORATION, ON DECEMBER 20, 1988; ELECTRICAL GENERATING EQUIPMENT, THE FOUNDATIONS, FOUNDATION BOLTS, ELECTRICAL POWER METERS, 480 VOLT POWER TRANSFER LINES AND 12KV TRANSFORMERS LOCATED ON PORTIONS OF SAID LAND.

(2) AN UNDIVIDED 2.58% INTEREST IN THE 12KV POWER TRANSFER LINES, DISCONNECT SWITCHES AND SWITCHING VAULTS KNOWN AS MONOLITH MAIN FEEDER LINE 4 AND AN UNDIVIDED 10.32% INTEREST IN THE 12KV POWER TRANSFER LINE, DISCONNECT SWITCHES AND SWITCHING VAULTS KNOWN AS MONOLITH MAIN FEEDER LINE 5. BOTH FEEDER LINES ARE LOCATED ON SAID LAND, AS CONVEYED TO HELZEL AND SCHWARZHOFF, A CALIFORNIA GENERAL PARTNERSHIP BY DEED OF IMPROVEMENTS RECORDED DECEMBER 30, 1988 IN BOOK 6195 PAGE 2290, OF OFFICIAL RECORDS.

ALSO EXCEPT -

(1) THE FOLLOWING IMPROVEMENTS ATTACHED TO OR ASSOCIATED WITH THE TEN (10) VESTAS MODEL V17 WIND TURBINE GENERATORS PURCHASED BY HELZEL AND SCHWARZHOFF, A CALIFORNIA GENERAL PARTNERSHIP, FROM ZOND SYSTEMS, INC., A CALIFORNIA CORPORATION, ON APRIL 13, 1989; ELECTRICAL GENERATING EQUIPMENT, THE FOUNDATIONS, FOUNDATION BOLTS, ELECTRICAL POWER METERS, 480 VOLT POWER TRANSFER LINES AND 12KV TRANSFORMERS LOCATED ON PORTIONS OF SAID LAND.

(2) AN UNDIVIDED 5.16% INTEREST IN THE 12KV POWER TRANSFER LINES, DISCONNECT SWITCHES AND SWITCHING VAULTS KNOWN AS MONOLITH MAIN FEEDER LINE 4 AND AN UNDIVIDED 7.74% INTEREST IN THE 12KV POWER TRANSFER LINE, DISCONNECT SWITCHES AND SWITCHING VAULTS KNOWN AS MONOLITH MAIN FEEDER LINE 5. BOTH FEEDER LINES ARE LOCATED ON PORTIONS OF SAID LAND, AS CONVEYED TO HELZEL AND SCHWARZHOFF, A CALIFORNIA GENERAL PARTNERSHIP BY DEED OF IMPROVEMENTS RECORDED APRIL 13, 1989 IN BOOK 6228 PAGE 1125, OF OFFICIAL RECORDS.

ALSO EXCEPT 1/2 INTEREST IN AND TO ALL OIL, GAS, ASPHALTUM AND OTHER HYDROCARBON SUBSTANCES WITHIN OR UNDERLYING SAID REAL PROPERTY ABOVE DESCRIBED, AS RESERVED BY PACIFIC STATES SAVINGS AND LOAN COMPANY, A CORPORATION, IN DEED RECORDED
MAY 3, 1948 IN BOOK 1479 PAGE 490, OF OFFICIAL RECORDS.

PARCEL 7:

THE WEST HALF OF LOT 1 OF THE NORTHEAST QUARTER OF FRACTIONAL SECTION 34, TOWNSHIP 12 NORTH, RANGE 14 WEST, SAN BERNARDINO MERIDIAN, IN THE UNINCORPORATED AREA OF THE COUNTY OF KERN, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF.

EXCEPT AN UNDIVIDED NINE AND 64/100 PERCENT (9.64%) INTEREST IN EACH COMPONENT OF THE 12KV POWER TRANSFER LINE, DISTRIBUTION SWITCH, PADMOUNTED TRANSFORMER, CIRCUIT BREAKER AND CABLE KNOWN AS MONOLITH MAIN FEEDER LINE 7 LOCATED ON SAID LAND AS CONVEYED TO VICTORY GARDEN PHASE IV PARTNERSHIP, A CALIFORNIA GENERAL PARTNERSHIP, BY DEED OF IMPROVEMENTS RECORDED SEPTEMBER 5, 1989 N BOOK 6286 PAGE 2200, OF OFFICIAL RECORDS.

ALSO EXCEPT ALL THE COAL AND OTHER MINERALS IN SAID LAND TOGETHER WITH THE RIGHT TO PROSPECT FOR, MINE AND REMOVE THE SAME PURSUANT TO THE PROVISIONS AND LIMITATIONS OF THE ACT OF DECEMBER 16, 1916 (39 STAT. 862) AS RESERVED IN PATENT FROM THE UNITED STATES OF AMERICA RECORDED MAY 29, 1928 IN BOOK 246 PAGE 288 OF PATENTS.

ALSO EXCEPT AN UNDIVIDED 1/2 INTEREST IN AND TO ALL OIL, GAS, AND OTHER HYDROCARBON SUBSTANCES WITHIN OR UNDERLYING SAID LAND, AS RESERVED IN DEED RECORDED JUNE 13, 1961 IN BOOK 3386 PAGE 736, OF OFFICIAL RECORDS.

PARCEL 8:

THE EAST HALF OF LOT 1 IN THE NORTHEAST QUARTER (BEING THE SOUTHEAST QUARTER OF THE NORTHEAST QUARTER) OF FRACTIONAL SECTION 4, TOWNSHIP 11 NORTH, RANGE 14 WEST, SAN BERNARDINO

MERIDIAN, IN THE UNINCORPORATED AREA OF THE COUNTY OF KERN, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF.

EXCEPTING THEREFROM ANY AND ALL IMPROVEMENTS ASSOCIATED WITH THE 27 VESTAS MODEL V-17 WIND TURBINE GENERATORS PURCHASED BY HELZEL AND SCHWARZHOFF, FROM ZOND SYSTEMS, INC., ON DECEMBER 31, 1986; INCLUDING WITHOUT LIMITATION, ELECTRICAL GENERATING EQUIPMENT, FOUNDATIONS, POWER TRANSFER LINES, METERS AND TRANSFORMERS LOCATED ON SAID LAND, AND THE 12KV TRANSMISSION LINE FROM SAID LAND THROUGH OTHER PROPERTY AS CONVEYED TO HELZEL AND SCHWARZHOFF, A CALIFORNIA GENERAL PARTNERSHIP, BY DEED OF IMPROVEMENTS RECORDED JULY 20, 1987 IN BOOK 6028 PAGE 866, OF OFFICIAL RECORDS.

(1) AN UNDIVIDED 2.58% INTEREST IN THE 12KV POWER TRANSFER LINES, DISCONNECT SWITCHES AND SWITCHING VAULTS KNOWN AS MONOLITH MAIN FEEDER LINE 4 AND AN UNDIVIDED 10.32% INTEREST IN THE 12KV POWER TRANSFER LINE, DISCONNECT SWITCHES AND SWITCHING VAULTS KNOWN AS MONOLITH MAIN FEEDER LINE 5. BOTH FEEDER LINES ARE LOCATED ON SAID LAND, AS CONVEYED TO HELZEL AND SCHWARZHOFF, A CALIFORNIA GENERAL PARTNERSHIP BY DEED OF IMPROVEMENTS RECORDED DECEMBER 30, 1988 IN BOOK 6195 PAGE 2290, OF OFFICIAL RECORDS.

(2) AN UNDIVIDED 5.16% INTEREST IN THE 12KV POWER TRANSFER LINES, DISCONNECT SWITCHES AND SWITCHING VAULTS KNOWN AS MONOLITH MAIN FEEDER LINE 4 AND AN UNDIVIDED 7.74% INTEREST IN THE 12KV POWER TRANSFER LINE, DISCONNECT SWITCHES AND SWITCHING VAULTS KNOWN AS MONOLITH MAIN FEEDER LINE 5. BOTH FEEDER LINES ARE LOCATED ON PORTIONS OF SAID LAND, AS CONVEYED TO HELZEL AND SCHWARZHOFF, A CALIFORNIA GENERAL PARTNERSHIP BY DEED OF IMPROVEMENTS RECORDED APRIL 13, 1989 IN BOOK 6228 PAGE 1125, OF OFFICIAL RECORDS.

ALSO EXCEPT 1/2 INTEREST IN AND TO ALL OIL, GAS, ASPHALTUM AND OTHER HYDROCARBON SUBSTANCES WITHIN OR UNDERLYING SAID REAL PROPERTY ABOVE DESCRIBED, AS RESERVED BY PACIFIC STATES SAVINGS AND LOAN COMPANY, A CORPORATION, IN DEED RECORDED
MAY 3, 1948 IN BOOK 1479 PAGE 490, OF OFFICIAL RECORDS.

PARCEL 9: INTENTIONALLY DELETED

PARCEL 10:

THE SOUTHWEST QUARTER OF FRACTIONAL SECTION 31, TOWNSHIP 32 SOUTH, RANGE 34 EAST, MOUNT DIABLO MERIDIAN, IN THE

UNINCORPORATED AREA OF THE COUNTY OF KERN, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF.

EXCEPT AN UNDIVIDED 1.84% INTEREST IN THE 66KV OVERHEAD TRANSMISSION LINE LOCATED ON THE WEST HALF OF SAID SECTION AS CONVEYED TO HELZEL AND SCHWARZHOFF, A CALIFORNIA GENERAL PARTNERSHIP, BY DEED OF IMPROVEMENTS RECORDED DECEMBER 30, 1988 IN BOOK 6195 PAGE 2290, OF OFFICIAL RECORDS.

ALSO EXCEPT AN UNDIVIDED 1.84% INTEREST IN THE 66KV OVERHEAD TRANSMISSION LINE LOCATED ON THE SOUTHWEST QUARTER OF SAID SECTION AS CONVEYED TO HELZEL AND SCHWARZHOFF, A CALIFORNIA GENERAL PARTNERSHIP, BY DEED OF IMPROVEMENTS RECORDED APRIL 13, 1989 IN BOOK 6228 PAGE 1125, OF OFFICIAL RECORDS.

ALSO EXCEPT AN UNDIVIDED 45% INTEREST IN THE 66KV OVERHEAD TRANSMISSION LINE LOCATED ON THE SOUTHWEST QUARTER OF SAID SECTION AS CONVEYED TO VICTORY GARDEN PHASE IV PARTNERSHIP, BY DEED OF IMPROVEMENTS RECORDED SEPTEMBER 5, 1989 IN BOOK 6286 PAGE 2237, OF OFFICIAL RECORDS.

PARCEL 11: INTENTIONALLY OMITTED.

PARCEL 76:

THE WEST HALF OF LOT 2 IN THE NORTHEAST QUARTER OF SECTION 4, TOWNSHIP 11 NORTH, RANGE 14 WEST, SAN BERNARDINO MERIDIAN, IN THE UNINCORPORATED AREA OF THE COUNTY OF KERN, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF.

EXCEPT ALL THE COAL AND OTHER MINERALS IN THE LANDS SO ENTERED AND PATENTED TOGETHER WITH THE RIGHT TO PROSPECT FOR, MINE AND REMOVE THE SAME PURSUANT TO THE PROVISIONS AND LIMITATIONS OF THE ACT OF DECEMBER 29, 1916 STAT. 862, AS RESERVED IN THE PATENT RECORDED DECEMBER 17, 1921 IN BOOK 21 PAGE 35 OF PATENTS.

PARCEL 29:

ALL OF SECTION 33, TOWNSHIP 32 SOUTH, RANGE 34 EAST, MOUNT DIABLO MERIDIAN, IN THE UNINCORPORATED AREA OF THE COUNTY OF KERN, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF.

EXCEPT THAT PORTION OF SAID SECTION 33, THAT IS INCLUDED WITHIN THE LAND DESCRIBED AS PARCEL IF IN THE FINAL ORDER OF CONDEMNATION HAD IN KERN COUNTY SUPERIOR COURT, CASE NO. 101028, A CERTIFIED COPY THEREOF WAS RECORDED JULY 23, 1970 IN BOOK 4420 PAGE 123, OF OFFICIAL RECORDS.

ALSO EXCEPT ALL THAT PORTION WITHIN THE RIGHT OF WAY, 200 FEET WIDE OF THE SOUTHERN PACIFIC RAILROAD COMPANY AS GRANTED BY ACT OF CONGRESS OF JULY 27, 1866.

PARCEL 32:

ALL THAT PORTION OF THE SOUTHEAST QUARTER OF SECTION 34, TOWNSHIP 32 SOUTH, RANGE 34 EAST, MOUNT DIABLO MERIDIAN, IN THE UNINCORPORATED AREA OF THE COUNTY OF KERN, STATE OF CALIFORNIA, AS PER THE OFFICIAL PLAT THEREOF ON FILE IN THE OFFICE OF THE SURVEYOR GENERAL, LYING SOUTHWESTERLY OF COUNTY ROAD NO. 466.

EXCEPT THAT PORTION LYING WITHIN THE 200 FOOT RIGHT OF WAY GRANTED TO THE SOUTHERN PACIFIC RAILROAD COMPANY BY AN ACT OF CONGRESS APPROVED JULY 27, 1866 (14 U.S. STAT. AT LARGE 292, CHAP. 278).

ALSO EXCEPT THAT PORTION OF THE SOUTHEAST QUARTER OF SAID SECTION 34; WHICH IS INCLUDED IN A TRIANGULAR STRIP OF LAND ON EACH SIDE OF THE LOCATED CENTER LINE OF THE MOJAVE AND BAKERSFIELD RAILROAD COMPANY'S RAILROAD, AS THE SAME IS LOCATED ACROSS THE LANDS OF MARY E. MONROE IN THE SOUTHEAST QUARTER OF SECTION 34, SAID TRACT OF LAND COMPRISING ALL LAND LYING BETWEEN A LINE DRAWN PARALLEL TO AND 75 FEET NORTHEASTERLY FROM SAID LOCATED CENTER LINE AND THE NORTHEASTERLY BOUNDARY LINE OF THE PRESENT CONSTRUCTED SOUTHERN PACIFIC RAILROAD COMPANY RAILROAD AND THE EAST LINE OF THE SOUTHEAST QUARTER OF SECTION 34; SAID LOCATED CENTER LINE BEING DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT IN THE LOCATED CENTER LINE OF MOJAVE AND BAKERSFIELD RAILROAD COMPANY'S RAILROAD KNOWN AS ENGINEER'S STATION B-9 PLUS 78.0 AT A POINT IN THE EAST LINE OF THE SOUTHEAST QUARTER OF SECTION 34, DISTANT 1070.6 FEET, MEASURED NORTHERLY ALONG SAID EAST LINE FROM THE SOUTHEAST CORNER OF SAID
SECTION 34; THENCE NORTH 44[DEG.] 51 1/4' WEST, 978 FEET TO A POINT ON SAID CENTER LINE KNOWN AS ENGINEER'S STATION B-0 PLUS 00.0 AT A POINT IN THE SOUTHEAST QUARTER OF SAID SECTION 34 THAT IS DISTANT 13 FEET, MEASURED AT RIGHT ANGLES NORTHEASTERLY FROM A POINT ON SOUTHERN PACIFIC RAILROAD COMPANY'S PRESENT CONSTRUCTED RAILROAD KNOWN AS ENGINEER'S STATION 14555 PLUS 7.50, CONVEYED TO MOJAVE AND BAKERSFIELD RAILROAD COMPANY, BY DEED RECORDED MAY 11, 1914 IN BOOK 291 PAGE 187 OF DEEDS AND RE-RECORDED JUNE 13, 1914 IN BOOK 291 PAGE 421 OF DEEDS.

ALSO EXCEPT THAT PORTION OF THE NORTHEAST QUARTER OF THE SOUTHEAST QUARTER OF SAID SECTION 34, DESCRIBED AS BEGINNING AT A POINT IN THE NORTHEAST QUARTER OF THE SOUTHEAST QUARTER, 1735 FEET NORTH AND 233 FEET WEST FROM THE SOUTHEAST CORNER OF SAID SECTION 34; THENCE SOUTH 12 FEET; THENCE WEST 12 FEET; THENCE NORTH 12 FEET; THENCE EAST 12 FEET TO THE POINT OF BEGINNING, AS CONVEYED TO THE SOUTHERN PACIFIC RAILROAD COMPANY, BY DEED RECORDED DECEMBER 28, 1900 IN BOOK 110 PAGE 264 OF DEEDS.

ALSO EXCEPT THAT PORTION OF THE SOUTHEAST QUARTER OF THE SOUTHEAST QUARTER OF SAID SECTION 34, TOWNSHIP 32 SOUTH, RANGE 34 EAST, MOUNT DIABLO MERIDIAN, DESCRIBED AS FOLLOWS:

BEGINNING AT INTERSECTION OF THE NORTH LINE OF SAID SOUTHEAST QUARTER OF THE SOUTHEAST QUARTER OF SECTION 34, WITH THE CENTER LINE OF THE DEPARTMENT OF PUBLIC WORKS' SURVEY BETWEEN MONOLITH AND LA ROSE, ROAD VI-KER-58-G, SAID INTERSECTION BEARS NORTH 0[DEG.] 59' 10" WEST, 1329.4 FEET FROM SOUTHEAST
CORNER OF SAID SECTION 34 AND BEING ENGINEER'S STATION 226 PLUS 95.13 OF SAID SURVEY; THENCE EAST 27.11 FEET ALONG SAID NORTH LINE OF EAST LINE OF SAID SOUTHEAST QUARTER OF THE SOUTHEAST QUARTER OF SECTION 34; THENCE SOUTH 0[DEG.] 11' WEST, 152.36 FEET ALONG SAID EACH LINE TO NORTHEASTERLY RIGHT OF WAY LINE OF MOJAVE AND BAKERSFIELD RAILROAD COMPANY'S RAILROAD; THENCE NORTH 44[DEG.] 43' WEST, 44.07 FEET ALONG SAID NORTHEASTERLY RIGHT OF WAY LINE; THENCE NORTH 4[DEG.] 52' WEST, 8.94 FEET; THENCE NORTH 18[DEG.] 15' 15" WEST, 118.06 FEET
TO THE SAID NORTH LINE OF THE SOUTHEAST QUARTER OF THE SOUTHEAST QUARTER OF
SECTION 34; THENCE EAST, 42.12 FEET ALONG SAID NORTH LINE TO POINT OF BEGINNING, AS GRANTED TO THE STATE OF CALIFORNIA, IN DEED RECORDED AUGUST 1, 1936 IN BOOK 657 PAGE 10 OF OFFICIAL RECORDS AND IN BOOK 643 PAGE 472, OF OFFICIAL RECORDS.

ALSO EXCEPT PORTION OF THE NORTHEAST QUARTER OF THE SOUTHEAST QUARTER OF SAID
SECTION 34, TOWNSHIP 32 SOUTH, RANGE 34 EAST, MOUNT DIABLO MERIDIAN, DESCRIBED AS FOLLOWS:

BEGINNING AT THE INTERSECTION OF THE NORTH LINE OF SAID NORTHEAST QUARTER OF THE SOUTHEAST QUARTER OF SECTION 34, WITH THE CENTER LINE OF THE DEPARTMENT OF PUBLIC WORKS' SURVEY BETWEEN MONOLITH AND LA ROSE, ROAD VI-KER-58-G, SAID INTERSECTION BEARING SOUTH 19[DEG.] 12' WEST, 2821.9 FEET FROM THE NORTHEAST CORNER OF SAID SECTION 34, AND BEING ENGINEER'S STATION 210 PLUS 81.60 OF SAID SURVEY; THENCE NORTH 89[DEG.] 35' 30" EAST, 52.90 FEET ALONG SAID NORTH LINE; THENCE SOUTH 41[DEG.] 17' EAST, 483.79 FEET; THENCE SOUTH 53[DEG.] 37' 15"
EAST, 364.51 FEET; THENCE SOUTH 14[DEG.] 50' EAST, 169.85 FEET; THENCE FROM A TANGENT WHICH BEARS SOUTH 32[DEG.] 37' 29" EAST, ALONG A CURVE TO THE RIGHT CONCENTRIC WITH AND

DISTANT 60 FEET EASTERLY, MEASURED RADIALLY FROM THE CENTER LINE OF SAID SURVEY, WITH A RADIUS OF 1560 FEET THROUGH AN ANGLE OF 14[DEG.] 22' 29", A DISTANCE OF
391.38 FEET; THENCE SOUTH 18[DEG.] 15' EAST, 124.52 FEET TO THE EAST LINE OF SAID NORTHEAST QUARTER OF THE SOUTHEAST QUARTER OF SECTION 34; THENCE SOUTH 0[DEG.] 11' WEST, 108.32 FEET ALONG SAID EAST LINE TO THE SOUTH LINE OF SAID NORTHEAST QUARTER OF THE SOUTHEAST QUARTER OF SECTION 34; THENCE WEST 69.23 FEET ALONG SAID SOUTH LINE; THENCE NORTH 18[DEG.] 15' WEST, 205.61 FEET; THENCE
ALONG A CURVE TO THE LEFT, CONCENTRIC WITH AND DISTANT 40 FEET WESTERLY MEASURED RADIALLY FROM THE CENTER LINE OF SAID SURVEY, WITH A RADIUS OF 1460 FEET THROUGH AN ANGLE OF 23[DEG.] 02', A DISTANCE OF 586.93 FEET; THENCE NORTH 41[DEG.]
17' WEST, 826.34 FEET TO THE SAID NORTH LINE OF THE NORTHEAST QUARTER OF THE SOUTHEAST QUARTER OF SECTION 34; THENCE NORTH 89[DEG.] 35' 30" EAST, 52.90
FEET ALONG SAID NORTH LINE TO POINT OF BEGINNING, AS GRANTED TO THE STATE OF CALIFORNIA, IN DEED RECORDED MARCH 4, 1939 IN BOOK 846 PAGE 202, OF OFFICIAL RECORDS.

ALSO EXCEPT THAT PORTION OF THE SOUTHEAST QUARTER OF SAID SECTION 34, LYING WITHIN THE FOLLOWING DESCRIBED LAND:

BEGINNING AT A POINT IN SAID EAST HALF OF SECTION 34 DISTANT SOUTH 45[DEG.]
23' 40" WEST, 2809.88 FEET FROM THE ROCK MOUND WITH HUB AT INTERSECTION OF FENCE LINES MARKING THE NORTHEAST CORNER OF SAID SECTION 34; SAID POINT OF BEGINNING IS ALSO DISTANT SOUTH 39[DEG.] 42' 01" WEST, 130.00 FEET FROM APPROXIMATE ENGINEER'S STATION "G" 189+00.00, P.O.T., ON THE BASE LINE OF THE STATE DEPARTMENT OF PUBLIC WORKS' SURVEY FOR STATE FREEWAY IN KERN COUNTY BETWEEN POST MILE 90.3 AND POST MILE 103.4, ROAD 9-KER-58; THENCE (1), FROM SAID POINT OF BEGINNING NORTH 50[DEG.] 17' 59" WEST, 802.95 FEET TO A POINT ON THE WEST LINE OF SAID EAST HALF OF SECTION 34; THENCE (2), ALONG SAID WEST LINE NORTH
0[DEG.] 19' 35" EAST, 311.89 FEET; THENCE (3) SOUTH 51[DEG.] O5' 44" EAST,
1000.90 FEET; THENCE (4), SOUTH 49[DEG.] 39' EAST, 622.20 FEET TO A POINT ON
THE SOUTHERLY RIGHT OF WAY LINE OF THE EXISTING STATE HIGHWAY, ROAD 9-KER-58; THENCE (5) FROM A TANGENT BEARING SOUTH 30[DEG.] 54' 34" EAST, ALONG SAID SOUTHERLY RIGHT OF WAY LINE A CURVE TO THE LEFT WITH A RADIUS OF 2040 FEET, THROUGH AN ANGLE OF 10[DEG.] 14' 05", AN ARC DISTANCE OF 364.40 FEET; THENCE CONTINUING ALONG SAID SOUTHERLY RIGHT OF WAY LINE THE FOLLOWING FOUR COURSES:
(6), SOUTH 41[DEG.] 08' 39" EAST, 1070.70 FEET, (7), ALONG A TANGENT CURVE TO THE RIGHT WITH A RADIUS OF 1460 FEET, THROUGH AN ANGLE OF 23[DEG.] 02' 00", AN ARC DISTANCE OF 586.93 FEET, (8), SOUTH 18[DEG.] 06' 39" EAST, 323.67 FEET,
AND (9), SOUTH 4[DEG.] 43' 33" EAST, 5.15 FEET TO THE NORTHERLY LINE OF THAT CERTAIN TRIANGULAR STRIP OF LAND CONVEYED TO MOJAVE AND BAKERSFIELD RAILROAD COMPANY BY DEED RECORDED JUNE 13, 1914 IN BOOK 291 OF DEEDS AT PAGE 421, RECORDS OF KERN COUNTY; THENCE (10), ALONG SAID NORTHERLY LINE,

NORTH 44[DEG.] 19' 13" WEST, 305.85 FEET; THENCE (11), NORTH 31[DEG.] 29'
21" WEST, 152.78 FEET; THENCE (12), NORTH 27[DEG.] 05' 59" WEST, 230.08 FEET;
THENCE (13), NORTH 19[DEG.] 58' 59" EAST, 22.67 FEET; THENCE (14), NORTH 28[DEG.] 35' 39" WEST, 25.00 FEET; THENCE (15) NORTH 45[DEG.] 46' 17" WEST,
57.57 FEET; THENCE (16), NORTH 26[DEG.] 37' 56" WEST, 273.18 FEET; THENCE
(17), FROM A TANGENT BEARING NORTH 30[DEG.] 00' 39" WEST, ALONG A CURVE TO THE LEFT WITH A RADIUS OF 2120 FEET, THROUGH AN ANGLE OF 11[DEG.] 43' 10", AN ARC DISTANCE OF 433.63 FEET; THENCE (18), SOUTH 48[DEG.] 16' 11" WEST, 30.00 FEET; THENCE (19), NORTH 43[DEG.] 41' 01" WEST, 142.48 FEET; THENCE (20), NORTH 50[DEG.] 52' 50" WEST, 1290.92 FEET TO SAID POINT OF BEGINNING; AS GRANTED TO THE STATE OF CALIFORNIA BY DEED RECORDED MAY 15, 1968 IN BOOK 4160 PAGE 906 OF OFFICIAL RECORDS.

PARCEL 33

ALL THAT PORTION OF THE NORTHEAST QUARTER OF SECTION 34, TOWNSHIP 32 SOUTH,

RANGE 34 EAST, MOUNT DIABLO MERIDIAN, IN THE UNINCORPORATED AREA OF THE COUNTY OF KERN, STATE OF CALIFORNIA, AS PER THE OFFICIAL PLAT THEREOF ON FILE IN THE OFFICE OF THE SURVEYOR GENERAL, LYING SOUTHWESTERLY OF COUNTY ROAD NO. 466.

EXCEPT THAT PORTION LYING WITHIN THE 200 FOOT RIGHT OF WAY GRANTED TO THE SOUTHERN PACIFIC RAILROAD COMPANY BY AN ACT OF CONGRESS APPROVED JULY 27, 1866 (14 U.S. STAT. AT LARGE 292, CHAP. 278).

ALSO EXCEPT THAT PORTION OF THE NORTHEAST QUARTER OF SAID SECTION 34, TOWNSHIP 32 SOUTH, RANGE 34 EAST, MOUNT DIABLO MERIDIAN, INCLUDED WITHIN A PARCEL OF LAND DESCRIBED AS FOLLOWS:

BEGINNING AT INTERSECTION OF THE NORTH LINE OF SAID NORTHEAST QUARTER OF THE NORTHWEST QUARTER OF SECTION 34, WITH THE CENTER LINE OF THE DEPARTMENT OF PUBLIC WORKS' SURVEY BETWEEN MONOLITH AND LA ROSE, ROAD VI-KER-58-G, SAID INTERSECTION BEARS SOUTH 89[DEG.] 49' 30" WEST, 292.2 FEET FROM THE NORTH QUARTER CORNER OF SAID SECTION 34 AND BRING ENGINEER'S STATION 177 PLUS 24.44 OF SAID SURVEY; THENCE NORTH 89[DEG.] 49' 30" EAST, 61.86 FEET ALONG SAID NORTH LINE; THENCE FROM A TANGENT WHICH BEARS SOUTH 49[DEG.] 09' 12" EAST, ALONG A CURVE TO THE RIGHT, CONCENTRIC WITH AND DISTANT 40 FEET NORTHEASTERLY MEASURED RADIALLY FROM THE CENTER LINE OF SAID SURVEY WITH A RADIUS OF 1840 THROUGH AN ANGLE OF 0[DEG.] 22' 42", A DISTANCE OF 12.15 FEET; THENCE SOUTH 48[DEG.]
46' 30" EAST, 625.59 FEET; THENCE SOUTH 600 05' EAST, 50.99 FEET; THENCE SOUTH 48[DEG.] 46' 30" EAST, 300.00 FEET; THENCE SOUTH 37[DEG.] 01' EAST, 49.08
FEET; THENCE FROM

A TANGENT WHICH BEARS SOUTH 48[DEG.] 46' 30" EAST, ALONG A CURVE TO THE RIGHT CONCENTRIC WITH AND DISTANT 40 FEET NORTHEASTERLY MEASURED RADIALLY FROM THE CENTER LINE OF SAID SURVEY, WITH A RADIUS OF 1540 FEET, THROUGH AN ANGLE OF 33[DEG.] 19' 30", A DISTANCE OF 895.71 FEET; THENCE SOUTH 15[DEG.] 27' EAST,
230.38 FEET; THENCE ALONG A CURVE TO THE LEFT, CONCENTRIC WITH AND DISTANT 40 FEET NORTHEASTERLY, MEASURED RADIALLY, FROM THE CENTER LINE OF SAID SURVEY WITH A RADIUS OF 1960 FEET, THROUGH AN ANGLE OF 8[DEG.] 34' 10", A DISTANCE OF
293.15 FEET; THENCE SOUTH 47[DEG.] 51' 30" EAST, 104.91 FEET; THENCE FROM A TANGENT WHICH BEARS SOUTH 26[DEG.] 53' 04" EAST, ALONG A CURVE TO THE LEFT, CONCENTRIC WITH AND DISTANT 80 FEET NORTHEASTERLY, MEASURED RADIALLY FROM THE CENTER LINE OF SAID SURVEY, WITH A RADIUS OF 1920 FEET, THROUGH AN ANGLE OF 14[DEG.] 23' 56", A DISTANCE OF 482.51 FEET; THENCE SOUTH 41[DEG.] 17' EAST,
97.38 FEET; THENCE SOUTH 19[DEG.] 29' EAST, 107.07 FEET; THENCE SOUTH
41[DEG.] 17' EAST, 116.22 FEET TO THE SOUTH LINE OF SAID NORTHEAST QUARTER OF
SECTION 34; THENCE SOUTH 89[DEG.] 35' 30" WEST, 105.90 FEET ALONG SAID SOUTH LINE; THENCE NORTH 41[DEG.] 17' WEST, 244.36 FEET; THENCE ALONG A CURVE TO THE RIGHT, CONCENTRIC WITH AND DISTANT 40 FEET SOUTHWESTERLY MEASURED RADIALLY FROM THE CENTER LINE OF SAID SURVEY, WITH A RADIUS OF 2040 FEET THROUGH AN ANGLE OF 25[DEG.] 50', A DISTANCE OF 919.79 FEET; THENCE NORTH 15[DEG.] 27' WEST,
230.38 FEET; THENCE ALONG A CURVE TO THE LEFT, CONCENTRIC WITH AID DISTANT 40 FEET SOUTHWESTERLY, MEASURED RADIALLY FROM THE CENTER LINE OF SAID SURVEY WITH A RADIUS OF 1460 FEET, THROUGH AN ANGLE OF 33[DEG.] 19' 30", A DISTANCE OF
849.18 FEET; THENCE NORTH 48[DEG.] 46' 30" WEST, 1023.64 FEET; THENCE ALONG A CURVE TO THE LEFT CONCENTRIC WITH AND DISTANT 40 FEET SOUTHWESTERLY MEASURED RADIALLY FROM THE CENTER LINE OF SAID SURVEY, WITH A RADIUS OF 1760 FEET, THROUGH AN ANGLE OF 3[DEG.] 28' 10", A DISTANCE OF 106.57 FEET TO THE SAID
NORTH LINE OF THE NORTHEAST QUARTER OF THE NORTHWEST QUARTER OF SECTION 34; THENCE NORTH 89[DEG.] 49' 30" EAST, 63.93 FEET ALONG SAID NORTH LINE TO THE POINT OF BEGINNING, AS GRANTED TO THE STATE OF CALIFORNIA, IN DEED RECORDED AUGUST 1, 1936 IN BOOK 657 PAGE 10 OF OFFICIAL RECORDS AND IN BOOK 643 PAGE 472, OF OFFICIAL RECORDS.

ALSO EXCEPT PORTION OF THE NORTHEAST QUARTER OF SAID SECTION 34, TOWNSHIP 32 SOUTH, RANGE 34 EAST, MOUNT DIABLO MERIDIAN, DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT IN SAID EAST HALF OF SECTION 34 DISTANT SOUTH 45[DEG.]
23' 40" WEST, 2809.88 FEET FROM THE ROCK MOUND WITH HUB AT INTERSECTION OF FENCE LINES MARKING THE NORTHEAST CORNER OF SAID SECTION 34; SAID POINT OF BEGINNING IS ALSO DISTANT SOUTH 39[DEG.] 42' 01" WEST, 130.00 FEET FROM APPROXIMATE ENGINEER'S STATION "G" 189+00.00, P.O.T., ON THE BASE LINE OF THE STATE DEPARTMENT OF PUBLIC WORKS' SURVEY FOR STATE FREEWAY IN KERN COUNTY

BETWEEN POST MILE 90.3 AND POST MILE 103.4, ROAD 9-KER-58; THENCE (1), FROM SAID POINT OF BEGINNING NORTH 50[DEG.] 17' 59" WEST, 802.95 FEET TO A POINT ON THE WEST LINE OF SAID EAST HALF OF SECTION 34; THENCE (2), ALONG SAID WEST LINE NORTH 0[DEG.] 19' 35" EAST, 311.89 FEET; THENCE (3) SOUTH 51[DEG.] 05' 44"
EAST, 1000.90 FEET; THENCE (4), SOUTH 49[DEG.] 39' EAST, 622.20 FEET TO A
POINT ON THE SOUTHERLY RIGHT OF WAY LINE OF THE EXISTING STATE HIGHWAY, ROAD 9-KER-58; THENCE (5) FROM A TANGENT BEARING SOUTH 30[DEG.] 54' 34", EAST,
ALONG SAID SOUTHERLY RIGHT OF WAY LINE A CURVE TO THE LEFT WITH A RADIUS OF 2040 FEET, THROUGH AN ANGLE OF 10[DEG.] 14' 05", AN ARC DISTANCE OF 364.40 FEET; THENCE CONTINUING ALONG SAID SOUTHERLY RIGHT OF WAY LINE THE FOLLOWING FOUR
COURSES: (6), SOUTH 41[DEG.] 08' 39" EAST, 1070.70 FEET, (7), ALONG A TANGENT CURVE TO THE RIGHT WITH A RADIUS OF 1460 FEET, THROUGH AN ANGLE OF 23[DEG.]
02' 00", AN ARC DISTANCE OF 586.93 FEET, (8), SOUTH 18[DEG.] 06' 39" EAST,
323.67 FEET, AND (9), SOUTH 4[DEG.] 43' 33" EAST, 5.15 FEET TO THE NORTHERLY LINE OF THAT CERTAIN TRIANGULAR STRIP OF LAND CONVEYED TO MOJAVE AND BAKERSFIELD RAILROAD COMPANY BY DEED RECORDED JUNE 13, 1914 IN BOOK 291 OF DEEDS AT PAGE 421, RECORDS OF KERN COUNTY; THENCE (10), ALONG SAID NORTHERLY LINE, NORTH 44[DEG.] 19' 13" WEST, 305.85 FEET; THENCE (11), NORTH 31[DEG.] 29' 21"
WEST, 15238 FEET; THENCE (12), NORTH 27[DEG.] 05' 59" WEST, 230.08 FEET;
THENCE (13), NORTH 19[DEG.] 58' 59" EAST; 22.67 FEET; THENCE (14), NORTH 28[DEG.] 35' 39" WEST, 25.00 FEET; THENCE (15) NORTH 45[DEG.] 46' 17" WEST,
57.57 FEET; THENCE (16), NORTH 26[DEG.] 37' 56" WEST, 273.18 FEET; THENCE
(17), FROM A TANGENT BEARING NORTH 30[DEG.] 00' 39" WEST, ALONG A CURVE TO THE LEFT WITH A RADIUS OF 2120 FEET, THROUGH AN ANGLE OF 11[DEG.] 43' 10", AN ARC DISTANCE OF 433.63 FEET; THENCE (18), SOUTH 48[DEG.] 16' 11" WEST, 30.00 FEET; THENCE (19), NORTH 43[DEG.] 41' 01" WEST, 142.48 FEET; THENCE (20), NORTH 50[DEG.] 52' 50" WEST, 1290.92 FEET TO SAID PONT OF BEGINNING; AS GRANTED TO
THE STATE OF CALIFORNIA BY DEED RECORDED MAY 15, 1968 IN BOOK 4160 PAGE 906 OF OFFICIAL RECORDS.

PARCEL 34

ALL OF THE SOUTHWEST QUARTER OF SECTION 34, TOWNSHIP 32 SOUTH, RANGE 34 EAST, MOUNT DIABLO MERIDIAN, IN THE UNINCORPORATED AREA OF THE COUNTY OF KERN, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF.

EXCEPT AND RESERVE, HOWEVER, TO THE UNITED STATES, ALL THE COAL AND OTHER MINERALS IN THY LANDS SO ENTERED AND PATENTED TOGETHER WITH THE RIGHT TO PROSPECT FOR, MINE AND REMOVE THE SAME PURSUANT TO THE PROVISIONS AND LIMITATIONS OF THE ACT OF DECEMBER 29, 1916 (39 ST. 862) AS EXCEPTED AND RESERVED IN THE PATENT TO ADELINE TREFZ EMERSON RECORDED JANUARY 19, 1932 IN BOOK 363 PAGE 468, OF OFFICIAL RECORDS.

PARCEL 52:

ALL OF SECTION 33, TOWNSHIP 32 SOUTH, RANGE 34 EAST, MOUNT DIABLO MERIDIAN, IN THE UNINCORPORATED AREA OF THE COUNTY OF KERN, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF.

EXCEPT THAT PORTION OF SAID SECTION 33, THAT IS INCLUDED WITHIN THE LAND DESCRIBED AS PARCEL IF IN THE FINAL ORDER OF CONDEMNATION HAD IN KERN COUNTY SUPERIOR COURT, CASE NO. 101028, A CERTIFIED COPY THEREOF WAS RECORDED JULY 23, 1970 IN BOOK 4420 PAGE 123, OF OFFICIAL RECORDS.

ALSO EXCEPT ALL THAT PORTION WITHIN THE RIGHT OF WAY, 200 FEET WIDE OF THE SOUTHERN, PACIFIC RAILROAD COMPANY AS GRANTED BY ACT OF CONGRESS OF JULY 27, 1866.

PARCEL 55:

ALL THAT PORTION OF THE SOUTHEAST QUARTER OF SECTION 34, TOWNSHIP 32 SOUTH, RANGE 34 EAST, MOUNT DIABLO MERIDIAN, IN THE UNINCORPORATED AREA OF THE COUNTY OF KERN, STATE OF CALIFORNIA, AS PER THE OFFICIAL PLAT THEREOF ON FILE IN THE OFFICE OF THE SURVEYOR GENERAL, LYING SOUTHWESTERLY OF COUNTY ROAD NO. 466.

EXCEPT THAT PORTION LYING WITHIN THE 200 FOOT RIGHT OF WAY GRANTED TO THE SOUTHERN PACIFIC RAILROAD COMPANY BY AN ACT OF CONGRESS APPROVED JULY 27, 1866 (14 U.S. STAT. AT LARGE 292, CHAP. 278).

ALSO EXCEPT THAT PORTION OF THE SOUTHEAST QUARTER OF SAID SECTION 34; WHICH IS INCLUDED IN A TRIANGULAR STRIP OF LAND ON EACH SIDE OF THE LOCATED CENTER LINE OF THE MOJAVE AND BAKERSFIELD RAILROAD COMPANY'S RAILROAD, AS THE SAME IS LOCATED ACROSS THE LANDS OF MARY E. MONROE IN THE SOUTHEAST QUARTER OF SECTION 34, SAID TRACT OF LAND COMPRISING ALL LAND LYING BETWEEN A LINE DRAWN PARALLEL TO AND 75 FEET NORTHEASTERLY FROM SAID LOCATED CENTER LINE AND THE NORTHEASTERLY BOUNDARY LINE OF THE PRESENT CONSTRUCTED SOUTHERN PACIFIC RAILROAD COMPANY RAILROAD AND THE EAST LINE OF THE SOUTHEAST QUARTER OF SECTION 34; SAID LOCATED CENTER LINE BEING DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT IN THE LOCATED CENTER LINE OF MOJAVE AND BAKERSFIELD RAILROAD COMPANY'S RAILROAD KNOWN AS ENGINEER'S STATION B-9 PLUS 78.0 AT A POINT IN THE EAST LINE OF THE SOUTHEAST QUARTER OF SECTION 34, DISTANT 1070.6 FEET, MEASURED NORTHERLY ALONG SAID EAST LINE FROM THE SOUTHEAST CORNER OF SAID
SECTION 34;

THENCE NORTH 440 51 1/4' WEST, 978 FEET TO A POINT ON SAID CENTER LINE KNOWN AS ENGINEER'S STATION B-0 PLUS 00.0 AT A POINT IN THE SOUTHEAST QUARTER OF SAID
SECTION 34 THAT IS DISTANT 13 FEET, MEASURED AT RIGHT ANGLES NORTHEASTERLY FROM A POINT ON SOUTHERN PACIFIC RAILROAD COMPANY'S PRESENT CONSTRUCTED RAILROAD KNOWN AS ENGINEER'S STATION 14555 PLUS 7.50, CONVEYED TO MOJAVE AND BAKERSFIELD RAILROAD COMPANY, BY DEED RECORDED MAY 11, 1914 IN BOOK 291 PAGE 187 OF DEEDS AND RE-RECORDED JUNE 13, 1914 IN BOOK 291 PAGE 421 OF DEEDS.

ALSO EXCEPT THAT PORTION OF THE NORTHEAST QUARTER OF THE SOUTHEAST QUARTER OF SAID SECTION 34, DESCRIBED AS BEGINNING AT A POINT IN THE NORTHEAST QUARTER OF THE SOUTHEAST QUARTER, 1735 FEET NORTH AND 233 FEET WEST FROM THE SOUTHEAST CORNER OF SAID SECTION 34; THENCE SOUTH 12 FEET; THENCE WEST 12 FEET; THENCE NORTH 12 FEET; THENCE EAST 12 FEET TO THE POINT OF BEGINNING, AS CONVEYED TO THE SOUTHERN PACIFIC RAILROAD COMPANY, BY DEED RECORDED DECEMBER 28, 1900 IN BOOK 110 PAGE 264 OF DEEDS.

ALSO EXCEPT THAT PORTION OF THE SOUTHEAST QUARTER OF THE SOUTHEAST QUARTER OF SAID SECTION 34, TOWNSHIP 32 SOUTH, RANGE 34 EAST, MOUNT DIABLO MERIDIAN, DESCRIBED AS FOLLOWS:

BEGINNING AT INTERSECTION OF THE NORTH LINE OF SAID SOUTHEAST QUARTER OF THE SOUTHEAST QUARTER OF SECTION 34, WITH THE CENTER LINE OF THE DEPARTMENT OF PUBLIC WORKS' SURVEY BETWEEN MONOLITH AND LA ROSE, ROAD VI-KER-58-G, SAID INTERSECTION BEARS NORTH 0[DEG.] 59' 10" WEST, 1329.4 FEET FROM SOUTHEAST
CORNER OF SAID SECTION 34 AND BEING ENGINEER'S STATION 226 PLUS 95.13 OF SAID SURVEY; THENCE EAST 27.11 FEET ALONG SAID NORTH LINE OF EAST LINE OF SAID SOUTHEAST QUARTER OF THE SOUTHEAST QUARTER OF SECTION 34; THENCE SOUTH 0[DEG.] 11' WEST, 152.36 FEET ALONG SAID EACH LINE TO NORTHEASTERLY RIGHT OF WAY LINE OF MOJAVE AND BAKERSFIELD RAILROAD COMPANY'S RAILROAD; THENCE NORTH 44[DEG.] 43' WEST, 44.07 FEET ALONG SAID NORTHEASTERLY RIGHT OF WAY LINE; THENCE NORTH 4[DEG.] 52' WEST, 8.94 FEET; THENCE NORTH 18[DEG.] 15' 15" WEST, 118.06 FEET
TO THE SAID NORTH LINE OF THE SOUTHEAST QUARTER OF THE SOUTHEAST QUARTER OF
SECTION 34; THENCE EAST, 42.12 FEET ALONG SAID NORTH LINE TO POINT OF BEGINNING, AS GRANTED TO THE STATE OF CALIFORNIA, IN DEED RECORDED AUGUST 1, 1936 IN BOOK 657 PAGE 10 OF OFFICIAL RECORDS AND IN BOOK 643 PAGE 472, OF OFFICIAL RECORDS.

ALSO EXCEPT PORTION OF THE NORTHEAST QUARTER OF THE SOUTHEAST QUARTER OF SAID
SECTION 34, TOWNSHIP 32 SOUTH, RANGE 34 EAST, MOUNT DIABLO MERIDIAN, DESCRIBED AS FOLLOWS:

BEGINNING AT THE INTERSECTION OF THE NORTH LINE OF SAID NORTHEAST QUARTER OF THE SOUTHEAST QUARTER OF SECTION 34, WITH THE CENTER LINE OF THE DEPARTMENT OF PUBLIC WORKS' SURVEY BETWEEN MONOLITH AND LA ROSE, ROAD VI-KER-58-G, SAID INTERSECTION BEARING SOUTH 19[DEG.] 12' WEST, 2821.9 FEET FROM THE NORTHEAST CORNER OF SAID SECTION 34, AND BEING ENGINEER'S STATION 210 PLUS 81.60 OF SAID SURVEY; THENCE NORTH 89[DEG.] 35' 30" EAST, 52.90 FEET ALONG SAID NORTH LINE; THENCE SOUTH 41[DEG.] 17' EAST, 483.79 FEET; THENCE SOUTH 53[DEG.] 37' 15"
EAST, 364.51 FEET; THENCE SOUTH 14[DEG.] 50' EAST, 169.85 FEET; THENCE FROM A TANGENT WHICH BEARS SOUTH 32[DEG.] 37' 29" EAST, ALONG A CURVE TO THE RIGHT CONCENTRIC WITH AND DISTANT 60 FEET EASTERLY, MEASURED RADIALLY FROM THE CENTER LINE OF SAID SURVEY, WITH A RADIUS OF 1560 FEET THROUGH AN ANGLE OF 14[DEG.]
22' 29", A DISTANCE OF 391.38 FEET; THENCE SOUTH 18[DEG.] 15' EAST, 124.52
FEET TO THE EAST LINE OF SAID NORTHEAST QUARTER OF THE SOUTHEAST QUARTER OF
SECTION 34; THENCE SOUTH 0[DEG.] 11' WEST, 108.32 FEET ALONG SAID EAST LINE TO THE SOUTH LINE OF SAID NORTHEAST QUARTER OF THE SOUTHEAST QUARTER OF SECTION 34; THENCE WEST 69.23 FEET ALONG SAID SOUTH LINE; THENCE NORTH 18[DEG.] 15' WEST,
205.61 FEET; THENCE ALONG A CURVE TO THE LEFT, CONCENTRIC WITH AND DISTANT 40 FEET WESTERLY MEASURED RADIALLY FROM THE CENTER LINE OF SAID SURVEY, WITH A RADIUS OF 1460 FEET THROUGH AN ANGLE OF 23[DEG.] 02', A DISTANCE OF 586.93
FEET; THENCE NORTH 41[DEG.] 17' WEST, 826.34 FEET TO THE SAID NORTH LINE OF
THE NORTHEAST QUARTER OF THE SOUTHEAST QUARTER OF SECTION 34; THENCE NORTH 89[DEG.] 35' 30" EAST, 52.90 FEET ALONG SAID NORTH LINE TO POINT OF BEGINNING, AS GRANTED TO THE STATE OF CALIFORNIA, IN DEED RECORDED MARCH 4, 1939 IN BOOK 846 PAGE 202, OF OFFICIAL RECORDS.

ALSO EXCEPT THAT PORTION OF THE SOUTHEAST QUARTER OF SAID SECTION 34, LYING WITHIN THE FOLLOWING DESCRIBED LAND:

BEGINNING AT A POINT IN SAID EAST HALF OF SECTION 34 DISTANT SOUTH 45[DEG.]
23' 40" WEST, 2809.88 FEET FROM THE ROCK MOUND WITH HUB AT INTERSECTION OF FENCE LINES MARKING THE NORTHEAST CORNER OF SAID SECTION 34; SAID POINT OF BEGINNING IS ALSO DISTANT SOUTH 39[DEG.] 42' 01" WEST, 130.00 FEET FROM APPROXIMATE ENGINEER'S STATION "G" 189+00.00, P.O.T., ON THE BASE LINE OF THE STATE DEPARTMENT OF PUBLIC WORKS' SURVEY FOR STATE FREEWAY IN KERN COUNTY BETWEEN POST MILE 90.3 AND POST MILE 103.4, ROAD 9-KER-58; THENCE (1), FROM SAID POINT OF BEGINNING NORTH 50[DEG.] 17' 59" WEST, 802.95 FEET TO A POINT ON THE WEST LINE OF SAID EAST HALF OF SECTION 34; THENCE (2), ALONG SAID WEST LINE NORTH
0[DEG.] 19' 35" EAST, 311.89 FEET; THENCE (3) SOUTH 51[DEG.] 05' 44" EAST,
1000.90 FEET; THENCE (4), SOUTH 49[DEG.] 39' EAST, 622.20 FEET TO A POINT ON
THE SOUTHERLY RIGHT OF WAY LINE OF THE EXISTING STATE HIGHWAY, ROAD 9-KER-58; THENCE (5) FROM A TANGENT BEARING SOUTH 30[DEG.] 54' 34" EAST, ALONG SAID SOUTHERLY

RIGHT OF WAY LINE A CURVE TO THE LEFT WITH A RADIUS OF 2040 FEET, THROUGH AN ANGLE OF 10[DEG.] 14' 05", AN ARC DISTANCE OF 364.40 FEET; THENCE CONTINUING ALONG SAID SOUTHERLY RIGHT OF WAY LINE THE FOLLOWING FOUR COURSES: (6), SOUTH 41[DEG.] 08' 39" EAST, 1070.70 FEET, (7), ALONG A TANGENT CURVE TO THE RIGHT WITH A RADIUS OF 1460 FEET, THROUGH AN ANGLE OF 23[DEG.] 02' 00", AN ARC DISTANCE OF 586.93 FEET, (8), SOUTH 18[DEG.] 06' 39" EAST, 323.67 FEET, AND
(9), SOUTH 4[DEG.] 43' 33" EAST, 5.15 FEET TO THE NORTHERLY LINE OF THAT
CERTAIN TRIANGULAR STRIP OF LAND CONVEYED TO MOJAVE AND BAKERSFIELD RAILROAD COMPANY BY DEED RECORDED JUNE 13, 1914 IN BOOK 291 OF DEEDS AT PAGE 421, RECORDS OF KERN COUNTY; THENCE (10), ALONG SAID NORTHERLY LINE, NORTH 44[DEG.] 19' 13" WEST, 305.85 FEET; THENCE (11), NORTH 31[DEG.] 29' 21" WEST, 152.78 FEET;
THENCE (12), NORTH 27[DEG.] 05' 59" WEST, 230.08 FEET; THENCE (13), NORTH 19[DEG.] 58' 59" EAST, 22.67 FEET; THENCE (14), NORTH 28[DEG.] 35' 39" WEST,
25.00 FEET; THENCE (15) NORTH 45[DEG.] 46' 17" WEST, 57.57 FEET; THENCE (16),
NORTH 26[DEG.] 37' 56" WEST, 273.18 FEET; THENCE (17), FROM A TANGENT BEARING NORTH 30[DEG.] 00' 39" WEST, ALONG A CURVE TO THE LEFT WITH A RADIUS OF 2120 FEET, THROUGH AN ANGLE OF 11[DEG.] 43' 10", AN ARC DISTANCE OF 433.63 FEET; THENCE (18), SOUTH 48[DEG.] 16' 11" WEST, 30.00 FEET; THENCE (19), NORTH 43[DEG.] 41' 01" WEST, 142.48 FEET; THENCE (20), NORTH 50[DEG.] 52' 50"
WEST, 1290.92 FEET TO SAID POINT OF BEGINNING; AS GRANTED TO THE STATE OF CALIFORNIA BY DEED RECORDED MAY 15, 1968 IN BOOK 4160 PAGE 906 OF OFFICIAL RECORDS.

PARCEL 56:

ALL THAT PORTION OF THE NORTHEAST QUARTER OF SECTION 34, TOWNSHIP 32 SOUTH, RANGE 34 EAST, MOUNT DIABLO MERIDIAN, IN THE UNINCORPORATED AREA OF THE COUNTY OF KERN, STATE OF CALIFORNIA, AS PER THE OFFICIAL PLAT THEREOF ON FILE IN THE OFFICE OF THE SURVEYOR GENERAL, LYING SOUTHWESTERLY OF COUNTY ROAD NO. 466.

EXCEPT THAT PORTION LYING WITHIN THE 200 FOOT RIGHT OF WAY GRANTED TO THE SOUTHERN PACIFIC RAILROAD COMPANY BY AN ACT OF CONGRESS APPROVED JULY 27, 1866 (14 U.S. STAT. AT LARGE 292, CHAP. 278).

ALSO EXCEPT THAT PORTION OF THE NORTHEAST QUARTER OF SAID SECTION 34, TOWNSHIP 32 SOUTH, RANGE 34 EAST, MOUNT DIABLO MERIDIAN, INCLUDED WITHIN A PARCEL OF LAND DESCRIBED AS FOLLOWS:

BEGINNING AT INTERSECTION OF THE NORTH LINE OF SAID NORTHEAST QUARTER OF THE NORTHWEST QUARTER OF SECTION 34, WITH THE CENTER LINE OF THE DEPARTMENT OF PUBLIC WORKS' SURVEY BETWEEN MONOLITH AND LA ROSE, ROAD VI-KER-58-G, SAID INTERSECTION BEARS

SOUTH 89[DEG.] 49' 30" WEST, 292.2 FEET FROM THE NORTH QUARTER CORNER OF SAID
SECTION 34 AND BEING ENGINEER'S STATION 177 PLUS 24.44 OF SAID SURVEY; THENCE NORTH 89[DEG.] 49' 30" EAST, 61.86 FEET ALONG SAID NORTH LINE; THENCE FROM A TANGENT WHICH BEARS SOUTH 49[DEG.] 09' 12" EAST, ALONG A CURVE TO THE RIGHT, CONCENTRIC WITH AND DISTANT 40 FEET NORTHEASTERLY MEASURED RADIALLY FROM THE CENTER LINE OF SAID SURVEY WITH A RADIUS OF 1840 THROUGH AN ANGLE OF 0[DEG.]
22' 42", A DISTANCE OF 12.15 FEET; THENCE SOUTH 48[DEG.] 46' 30" EAST, 625.59 FEET; THENCE SOUTH 60[DEG.] 05' EAST, 50.99 FEET; THENCE SOUTH 48[DEG.] 46'
30" EAST, 300.00 FEET; THENCE SOUTH 37[DEG.] 01' EAST, 49.08 FEET; THENCE FROM
A TANGENT WHICH BEARS SOUTH 48[DEG.] 46' 30" EAST, ALONG A CURVE TO THE RIGHT CONCENTRIC WITH AND DISTANT 40 FEET NORTHEASTERLY MEASURED RADIALLY FROM THE CENTER LINE OF SAID SURVEY, WITH A RADIUS OF 1540 FEET, THROUGH AN ANGLE OF 33[DEG.] 19' 30", A DISTANCE OF 895.71 FEET; THENCE SOUTH 15[DEG.] 27' EAST,
230.38 FEET; THENCE ALONG A CURVE TO THE LEFT, CONCENTRIC WITH AND DISTANT 40 FEET NORTHEASTERLY, MEASURED RADIALLY, FROM THE CENTER LINE OF SAID SURVEY WITH A RADIUS OF 1960 FEET, THROUGH AN ANGLE OF 8[DEG.] 34' 10", A DISTANCE OF
293.15 FEET; THENCE SOUTH 47[DEG.] 51' 30" EAST, 104.91 FEET; THENCE FROG A TANGENT WHICH BEARS SOUTH 26[DEG.] 53' 04" EAST, ALONG A CURVE TO THE LEFT, CONCENTRIC WITH AND DISTANT 80 FEET NORTHEASTERLY, MEASURED RADIALLY FROM THE CENTER LINE OF SAID SURVEY, WITH A RADIUS OF 1920 FEET, THROUGH AN ANGLE OF 14[DEG.] 23' 56", A DISTANCE OF 482.51 FEET; THENCE SOUTH 41[DEG.] 17' EAST,
97.38 FEET; THENCE SOUTH 19[DEG.] 29' EAST, 107.07 FEET; THENCE SOUTH
41[DEG.] 17' EAST, 116.22 FEET TO THE SOUTH LINE OF SAID NORTHEAST QUARTER OF
SECTION 34; THENCE SOUTH 89[DEG.] 35' 30" WEST, 105.90 FEET ALONG SAID SOUTH LINE; THENCE NORTH 41[DEG.] 17' WEST, 244.36 FEET; THENCE ALONG A CURVE TO THE RIGHT, CONCENTRIC WITH AND DISTANT 40 FEET SOUTHWESTERLY MEASURED RADIALLY FROM THE CENTER LINE OF SAID SURVEY, WITH A RADIUS OF 2040 FEET THROUGH AN ANGLE OF 25[DEG.] 50', A DISTANCE OF 919.79 FEET; THENCE NORTH 15[DEG.] 27' WEST,
230.38 FEET; THENCE ALONG A CURVE TO THE LEFT, CONCENTRIC WITH AND DISTANT 40 FEET SOUTHWESTERLY, MEASURED RADIALLY FROM THE CENTER LINE OF SAID SURVEY WITH A RADIUS OF 1460 FEET, THROUGH AN ANGLE OF 33[DEG.] 19' 30", A DISTANCE OF
849.18 FEET; THENCE NORTH 48[DEG.] 46' 30" WEST, 1023.64 FEET; THENCE ALONG A CURVE TO THE LEFT CONCENTRIC WITH AND DISTANT 40 FEET SOUTHWESTERLY MEASURED RADIALLY FROM THE CENTER LINE OF SAID SURVEY, WITH A RADIUS OF 1760 FEET, THROUGH AN ANGLE OF 3[DEG.] 28' 10", A DISTANCE OF 106.57 FEET TO THE SAID
NORTH LINE OF THE NORTHEAST QUARTER OF THE NORTHWEST QUARTER OF SECTION 34; THENCE NORTH 89[DEG.] 49' 30" EAST, 63.93 FEET ALONG SAID NORTH LINE TO THE POINT OF BEGINNING, AS GRANTED TO THE STATE OF CALIFORNIA, IN DEED RECORDED AUGUST 1, 1936 IN BOOK 657 PAGE 10 OF OFFICIAL RECORDS AND IN BOOK 643 PAGE 472, OF OFFICIAL RECORDS.

ALSO EXCEPT PORTION OF THE NORTHEAST QUARTER OF SAID SECTION 34, TOWNSHIP 32 SOUTH, RANGE 34 EAST, MOUNT DIABLO MERIDIAN, DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT IN SAID EAST HALF OF SECTION 34 DISTANT SOUTH 45[DEG.]
23' 40" WEST, 2809.88 FEET FROM THE ROCK MOUND WITH HUB AT INTERSECTION OF FENCE LINES MARKING THE NORTHEAST CORNER OF SAID SECTION 34; SAID POINT OF BEGINNING IS ALSO DISTANT SOUTH 39[DEG.] 42' 01" WEST, 130.00 FEET FROM APPROXIMATE ENGINEER'S STATION "G" 189+00.00, P.O.T., ON THE BASE LINE OF THE STATE DEPARTMENT OF PUBLIC WORKS' SURVEY FOR STATE FREEWAY IN KERN COUNTY BETWEEN POST MILE 90.3 AND POST MILE 103.4, ROAD 9-KER-58; THENCE (1) FROM SAID POINT OF BEGINNING NORTH 50[DEG.] 17' 59" WEST, 802.95 FEET TO A POINT ON THE WEST LINE OF SAID EAST HALF OF SECTION 34; THENCE (2), ALONG SAID WEST LINE NORTH
0[DEG.] 19' 35" EAST, 311.89 FEET; THENCE (3) SOUTH 51[DEG.] 05' 44" EAST,
1000.90 FEET; THENCE (4), SOUTH 49[DEG.] 39' EAST, 622.20 FEET TO A PONT ON
THE SOUTHERLY RIGHT OF WAY LINE OF THE EXISTING STATE HIGHWAY, ROAD 9-KER-58; THENCE (5) FROM A TANGENT BEARING SOUTH 30[DEG.] 54' 34" EAST, ALONG SAID SOUTHERLY RIGHT OF WAY LINE A CURVE TO THE LEFT WITH A RADIUS OF 2040 FEET, THROUGH AN ANGLE OF 10[DEG.] 14' 05", AN ARC DISTANCE OF 364.40 FEET; THENCE CONTINUING ALONG SAID SOUTHERLY RIGHT OF WAY LINE THE FOLLOWING FOUR COURSES:
(6), SOUTH 41[DEG.] 08' 39" EAST, 1070.70 FEET, (7), ALONG A TANGENT CURVE TO THE RIGHT WITH A RADIUS OF 1460 FEET, THROUGH AN ANGLE OF 23[DEG.] 02' 00", AN ARC DISTANCE OF 586.93 FEET, (8), SOUTH 18[DEG.] 06' 39" EAST, 323.67 FEET,
AND (9), SOUTH 4[DEG.] 43' 33" EAST, 5.15 FEET TO THE NORTHERLY LINE OF THAT CERTAIN TRIANGULAR STRIP OF LAND CONVEYED TO MOJAVE AND BAKERSFIELD RAILROAD COMPANY BY DEED RECORDED JUNE 13, 1914 IN BOOK 291 OF DEEDS AT PAGE 421, RECORDS OF KERN COUNTY; THENCE (10), ALONG SAID NORTHERLY LINE, NORTH 44[DEG.] 19' 13" WEST, 305.85 FEET; THENCE (11), NORTH 31[DEG.] 29' 21" WEST, 152.78 FEET;
THENCE (12), NORTH 27[DEG.] 05' 59" WEST, 230.08 FEET; THENCE (13), NORTH 19[DEG.] 58' 59" EAST, 22.67 FEET; THENCE (14), NORTH 28[DEG.] 35' 39" WEST,
25.00 EAST; THENCE (15) NORTH 45[DEG.] 46' 17" WEST, 57.57 FEET; THENCE (16),
NORTH 26[DEG.] 37' 56" WEST, 273.18 FEET; THENCE (17), FROM A TANGENT BEARING NORTH 30[DEG.] 00' 39" WEST, ALONG A CURVE TO THE LEFT WITH A RADIUS OF 2120 FEET, THROUGH AN ANGLE OF 11[DEG.] 43' 10", AN ARC DISTANCE OF 433.63 FEET; THENCE (18), SOUTH 48[DEG.] 16' 11" WEST, 30.00 FEET; THENCE (19), NORTH 43[DEG.] 41' 01" WEST, 142.48 FEET; THENCE (20), NORTH 50[DEG.] 52' 50"
WEST, 1290.92 FEET TO SAID POINT OF BEGINNING; AS GRANTED TO THE STATE OF CALIFORNIA BY DEED RECORDED MAY 15, 1968 IN BOOK 4160 PAGE 906 OF OFFICIAL, RECORDS.

PARCEL 57:

ALL OF THE SOUTHEAST QUARTER OF SECTION 34, TOWNSHIP 32 SOUTH, RANGE 34 EAST, MOUNT DIABLO MERIDIAN, IN THE UNINCORPORATED

AREA OF THE COUNTY OF KERN, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF. EXCEPT AND RESERVE, HOWEVER, TO THE UNITED STATES, ALL THE COAL AND OTHER MINERALS IN THE LANDS SO ENTERED AND PATENTED TOGETHER WITH THE RIGHT TO PROSPECT FOR, MINE AND REMOVE THE SAME PURSUANT TO THE PROVISIONS AND LIMITATIONS OF THE ACT OF DECEMBER 29, 1916 (39 ST. 862) AS EXCEPTED AND RESERVED IN THE PATENT TO ADELINE TREFZ EMERSON RECORDED JANUARY 19, 1932 IN BOOK 363 PAGE 468, OF OFFICIAL RECORDS.

THE NORTH HALF OF THE SOUTH HALF OF THE EAST HALF OF THE SOUTHEAST QUARTER OF THE NORTHEAST QUARTER OF SECTION 5, TOWNSHIP 11 NORTH, RANGE 14 WEST, SAN BERNARDINO BASE AND MERIDIAN.

THE NORTHWEST QUARTER OF THE SOUTHWEST QUARTER OF SECTION 4, TOWNSHIP 11 NORTH, RANGE 14 WEST, SAN BERNARDINO BASE AND MERIDIAN, ACCORDING TO THE OFFICIAL PLAT OF SAID LAND APPROVED BY THE SURVEYOR GENERAL SEPTEMBER 19, 1856.

THE NORTHEAST QUARTER OF THE SOUTHWEST QUARTER OF SECTION 4, TOWNSHIP 11 NORTH, RANGE 14 WEST, SAN BERNARDINO MERIDIAN, IN THE UNINCORPORATED AREA, ACCORDING TO THE OFFICIAL PLAT THEREOF; EXCEPT 1/2 INTEREST IN AND TO ALL OIL, GAS, ASPHALTUM AND OTHER HYDROCARBON SUBSTANCES WITHIN OR UNDERLYING THE REAL PROPERTY ABOVE DESCRIBED TO THE EXTENT RESERVED BY PACIFIC STATES SAVINGS AND LOAN COMPANY, A CORPORATION, IN A DEED RECORDED MAY 3, 1948 IN BOOK 1479, PAGE 490 OF OFFICIAL RECORDS OF THE COUNTY OF KERN.